================================================================================

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting material Pursuant to Rule 14a-11(c) or Rule 14a-12


                              CARNIVAL CORPORATION
                                  CARNIVAL PLC
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)



    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


PAYMENT OF FILING FEE (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
 1)  Title of each class of securities to which transaction applies:____________
 2)  Aggregate number of securities to which transaction applies:_______________
 3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):_______________________________
 4)  Proposed maximum aggregate value of transaction:___________________________
 5)  Total fee paid:____________________________________________________________
     [_]  Fee paid previously with preliminary materials.
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
 1)  Amount Previously Paid:____________________________________________________
 2)  Form, Schedule or Registration Statement No.:______________________________
 3)  Filing Party:
 4)  Date Filed:_______________________________________________

================================================================================

                                [GRAPHIC OMITTED]
                      [LOGO - CARNIVAL CORPORATION & PLC]


                                                              February 21, 2006

MICKY ARISON
Chairman of the Boards
Chief Executive Officer

To our Shareholders:

On behalf of the boards of directors of each of Carnival Corporation and Carnival plc, it is my pleasure to invite you to attend our joint annual meetings of shareholders. The annual meetings will be held at The Biltmore Hotel, 1200 Anastasia Avenue, Coral Gables, Florida on Wednesday, April 19, 2006. The meetings will commence at 10:00 a.m. (Miami time), and although technically two separate meetings (the Carnival plc meeting will begin first), shareholders of Carnival Corporation may attend the Carnival plc meeting and vice-versa. As we have shareholders in both the United Kingdom and the United States, we plan to continue to rotate the location of the annual meetings between the United States and the United Kingdom each year in order to accommodate shareholders on both sides of the Atlantic.

We are also offering an audio web cast of the annual meetings. If you choose to listen to the web cast, go to our website at www.carnivalcorp.com or www.carnivalplc.com, shortly before the start of the meetings and follow the instructions provided. We will also be hosting an audio broadcast of the annual meetings at our P&O Cruises' headquarters located at Richmond House, Terminus Terrace, Southampton, Hampshire, United Kingdom. Although shareholders will not be able to vote in Southampton (they must submit a proxy to vote), they will be able to submit questions to the directors in Florida.

You will find information regarding the matters to be voted on in the attached notices of annual meetings of shareholders and proxy statement. THE CARNIVAL CORPORATION NOTICE OF ANNUAL MEETING BEGINS ON PAGE 1 AND THE CARNIVAL PLC NOTICE OF ANNUAL GENERAL MEETING BEGINS ON PAGE ?. Because of the DLC structure, all voting will take place on a poll (or ballot).

We are also pleased to offer most Carnival Corporation and all Carnival plc shareholders the opportunity to electronically receive future proxy statements and annual reports over the internet. By using these services, you are not only accessing these materials more quickly than ever before, but you will also help us reduce printing and postage costs associated with their distribution as well as help preserve the earth's valuable resources.

Your vote is important. Whether or not you plan to attend the annual meetings in person, please submit your vote using one of the voting methods described in the attached materials. Submitting your voting instructions by any of these methods will not affect your right to attend the meetings in person should you so choose.

THE BOARDS OF DIRECTORS  CONSIDER  CARNIVAL  CORPORATION  PROPOSALS  1-8 (BEING
CARNIVAL PLC RESOLUTIONS 1-21) TO BE IN THE BEST INTERESTS OF CARNIVAL CORPORATION & PLC AND THE SHAREHOLDERS AS A WHOLE. ACCORDINGLY, THE BOARDS OF DIRECTORS UNANIMOUSLY RECOMMEND THAT YOU CAST YOUR VOTE "FOR" CARNIVAL CORPORATION PROPOSALS 1-8 (BEING CARNIVAL PLC RESOLUTIONS 1-21).

Thank you for your ongoing support of, and continued interest in, Carnival Corporation & plc.

                                        Sincerely,


                                        /s/ Micky Arison
                                        ----------------
                                        Micky Arison

                             TABLE OF CONTENTS


NOTICE OF ANNUAL MEETING OF CARNIVAL CORPORATION SHAREHOLDERS.................1

NOTICE OF ANNUAL GENERAL MEETING OF CARNIVAL PLC SHAREHOLDERS.................3

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETINGS.......8

QUESTIONS SPECIFIC TO SHAREHOLDERS OF CARNIVAL CORPORATION...................13

QUESTIONS SPECIFIC TO SHAREHOLDERS OF CARNIVAL PLC...........................16

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT..................18

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE......................22

PROPOSAL 1 (RESOLUTIONS 1-14) RE-ELECTION OF DIRECTORS.......................22

PROPOSALS 2 & 3 (RESOLUTIONS 15 & 16)  RE-APPOINTMENT AND
     REMUNERATION OF INDEPENDENT AUDITORS FOR CARNIVAL PLC AND
     RATIFICATION OF INDEPENDENT REGISTERED CERTIFIED PUBLIC
     ACCOUNTING FIRM FOR CARNIVAL CORPORATION................................24

PROPOSAL 4 (RESOLUTION 17)  RECEIPT OF ACCOUNTS AND REPORTS
     OF CARNIVAL PLC.........................................................24

PROPOSAL 5 (RESOLUTION 18)  APPROVAL OF DIRECTORS' REMUNERATION REPORT.......25

PROPOSALS 6 & 7 (RESOLUTIONS 19 & 20) APPROVAL OF LIMITS ON THE
     AUTHORITY TO ALLOT CARNIVAL PLC SHARES AND THE DISAPPLICATION
     OF PRE-EMPTION RIGHTS FOR CARNIVAL PLC..................................25

PROPOSAL 8 (RESOLUTION 21) GENERAL AUTHORITY TO BUY BACK CARNIVAL
    PLC ORDINARY SHARES......................................................26

BOARD STRUCTURE AND COMMITTEE MEETINGS.......................................28

DIRECTOR COMPENSATION  AND STOCK OWNERSHIP GUIDELINES........................31

EXECUTIVE COMPENSATION.......................................................33

EQUITY COMPENSATION PLANS....................................................38

DEFINED BENEFIT AND OTHER PLANS..............................................39

REPORT OF THE COMPENSATION COMMITTEES........................................41

STOCK PERFORMANCE GRAPHS.....................................................44

INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM......................46

REPORT OF THE AUDIT COMMITTEES...............................................47

TRANSACTIONS OF MANAGEMENT AND DIRECTORS.....................................48


Annex A     -   Carnival plc Directors' Report and UK GAAP Summary
                Financial Information

Annex B     -   Carnival plc Directors' Remuneration Report

Annex C     -   Carnival plc Corporate Governance Report

                                [GRAPHIC OMITTED]
                      [LOGO - CARNIVAL CORPORATION & PLC]

                              3655 N.W. 87TH AVENUE
                            MIAMI, FLORIDA 33178-2428

                        _______________________________

         NOTICE OF ANNUAL MEETING OF CARNIVAL CORPORATION SHAREHOLDERS
                        _______________________________

DATE                    Wednesday, April 19, 2006

TIME                    10:00 a.m. (Miami time), being 3:00 p.m. (UK time)


                        The  Carnival  Corporation  annual  meeting  will start
                        directly   following  the  annual  general  meeting  of
                        Carnival plc.

PLACE                   The Biltmore Hotel
                        1200 Anastasia Avenue
                        Coral Gables, Florida  33134
                        United States of America

WEBCAST                 www.carnivalcorp.com or www.carnivalplc.com

ITEMS OF BUSINESS       1.  To re-elect 14  directors  to the boards of each of
                            Carnival Corporation and Carnival plc;

                        2. To re-appoint the independent auditors for Carnival plc and to ratify the 2 selection of the independent registered certified public accounting firm for Carnival Corporation;


                        3. To authorize the Audit Committee of Carnival plc to agree the remuneration of the independent auditors;

                        4. To receive the UK accounts and reports for Carnival plc for the financial year 4 ended November 30, 2005 (in accordance with legal requirements applicable to UK companies);

                        5.  To approve the  directors'  remuneration  report of
                            Carnival   plc   (in   accordance   5  with   legal
                            requirements applicable to UK companies);

                        6. To approve limits on the authority to allot shares by Carnival plc (in 6 accordance with customary practice for UK companies);

                        7.  To approve the disapplication of pre-emption rights
                            for  Carnival  plc  shares  (in   accordance   with
                            customary practice for UK companies);

                        8. To approve a general authority for Carnival plc to buy back Carnival plc ordinary shares in the open market (in accordance with legal requirements applicable to UK companies desiring to implement share buy back programs); and

                        9. To transact such other business as may properly come before the meeting.

RECORD DATE             You are  entitled  to vote  your  Carnival  Corporation
                        shares if you were a shareholder at the close of business on February 21, 2006.

MEETING ADMISSION       Attendance  at the meeting is limited to  shareholders.
                        Each Carnival  Corporation  shareholder may be asked to
                        present  valid  picture   identification,   such  as  a
                        driver's license or passport. Shareholders holding shares in brokerage accounts ("under a street name") will need to bring a copy of a brokerage statement reflecting share ownership as of the record date.

VOTING BY PROXY         Please  submit a proxy as soon as possible so that your
                        shares can be voted at the meeting in accordance with your instructions. For specific instructions, please refer to the Questions and Answers beginning on page __ of this proxy statement and the instructions on your proxy card.

                                        On behalf of the Board of Directors


                                        /s/ Arnaldo Perez
                                        ----------------------------
                                        ARNALDO PEREZ
                                        SENIOR VICE PRESIDENT,
                                        GENERAL COUNSEL & SECRETARY


A proxy statement and proxy card are enclosed. All Carnival Corporation shareholders are urged to follow the instructions attached to the proxy card and complete, sign, date and mail the proxy card promptly. The enclosed envelope for return of the proxy card requires no postage. Any shareholder attending the meeting in Coral Gables, Florida may personally vote on all matters that are considered, in which event the signed proxy will be revoked.

This proxy statement and accompanying proxy card are being distributed on or about March 10, 2006.

THIS NOTICE OF ANNUAL GENERAL MEETING IS IMPORTANT. IF YOU ARE IN ANY DOUBT AS TO THE ACTION YOU SHOULD TAKE, YOU IMMEDIATELY SHOULD CONSULT YOUR STOCKBROKER, BANK MANAGER, SOLICITOR, ACCOUNTANT OR OTHER INDEPENDENT FINANCIAL ADVISER AUTHORIZED UNDER THE UK FINANCIAL SERVICES AND MARKETS ACT 2000.

IF YOU HAVE SOLD OR OTHERWISE TRANSFERRED ALL YOUR SHARES IN CARNIVAL PLC, PLEASE SEND THIS DOCUMENT AND THE ACCOMPANYING DOCUMENTS TO THE PURCHASER OR TRANSFEREE OR TO THE STOCKBROKER, BANK OR OTHER AGENT THROUGH WHOM THE SALE OR TRANSFER WAS EFFECTED FOR TRANSMISSION TO THE PURCHASER OR TRANSFEREE.

                               [GRAPHIC OMMITTED]

                                C A R N I V A L
                                      P L C

                                 CARNIVAL HOUSE
                               5 GAINSFORD STREET
                                 LONDON SE1 2NE
                                 UNITED KINGDOM

                        _______________________________

         NOTICE OF ANNUAL GENERAL MEETING OF CARNIVAL PLC SHAREHOLDERS
                        _______________________________

NOTICE IS HEREBY GIVEN that an ANNUAL GENERAL MEETING of Carnival plc will be held at The Biltmore Hotel, 1200 Anastasia Avenue, Coral Gables, Florida on Wednesday, April 19, 2006 at 10:00 a.m. (Miami time), being 3:00 p.m. (UK time), for the purpose of considering and, if thought fit, passing the resolutions described below:

o Re solutions 1 through 19 will be proposed as ordinary resolutions. For ordinary resolutions, the required majority is more than 50% of the combined votes cast at this meeting and Carnival Corporation's annual meeting.

o Resolution 20 and 21 will be proposed as special resolutions. For special resolutions, the required majority is not less than 75% of the combined votes cast at this meeting and Carnival Corporation's annual meeting.

TO CONSIDER THE FOLLOWING RESOLUTIONS AS ORDINARY RESOLUTIONS:

RE-ELECTION OF DIRECTORS

1. To re-elect Micky Arison as a director of Carnival Corporation and as a director of Carnival plc.

2. To re-elect Ambassador Richard G. Capen, Jr. as a director of Carnival Corporation and as a director of Carnival plc.

3. To re-elect Robert H. Dickinson as a director of Carnival Corporation and as a director of Carnival plc.

4. To re-elect Arnold W. Donald as a director of Carnival Corporation and as a director of Carnival plc.

5. To re-elect Pier Luigi Foschi as a director of Carnival Corporation and as a director of Carnival plc.

6. To re-elect Howard S. Frank as a director of Carnival Corporation and as a director of Carnival plc.

7. To re-elect Richard J. Glasier as a director of Carnival Corporation and as a director of Carnival plc.

8. To re-elect Baroness Hogg as a director of Carnival Corporation and as a director of Carnival plc.

9. To re-elect A. Kirk Lanterman as a director of Carnival Corporation and as a director of Carnival plc.

10. To re-elect Modesto A. Maidique as a director of Carnival Corporation and as a director of Carnival plc.

11. To re-elect Sir John Parker as a director of Carnival Corporation and as a director of Carnival plc.

12. To re-elect Peter G. Ratcliffe as a director of Carnival Corporation and as a director of Carnival plc.

13. To re-elect Stuart Subotnick as a director of Carnival Corporation and as a director of Carnival plc.

14. To re-elect Uzi Zucker as a director of Carnival Corporation and as a director of Carnival plc.

RE-APPOINTMENT AND REMUNERATION OF CARNIVAL PLC AUDITORS AND RATIFICATION OF CARNIVAL CORPORATION AUDITORS

15. To re-appoint the UK firm of PricewaterhouseCoopers LLP as independent auditors of Carnival plc for the period commencing upon the conclusion of the meeting until the conclusion of the next general meeting at which the accounts of Carnival plc are laid and to ratify the selection of the U.S. firm of PricewaterhouseCoopers LLP as the independent registered certified public accounting firm of Carnival Corporation for the period commencing upon the conclusion of the meeting until the conclusion of the next annual meeting of Carnival Corporation after the date on which this resolution is passed.

16. To authorize the Audit Committee of the board of directors of Carnival plc to agree the remuneration of the independent auditors.

ACCOUNTS AND REPORTS

17. To receive the UK accounts and the reports of the directors and auditors of Carnival plc for the financial year ended November 30, 2005.

DIRECTORS' REMUNERATION REPORT

18. To approve the directors' remuneration report of Carnival plc as set out in the annual report for the financial year ended November 30, 2005.

ALLOTMENT OF SHARES

19. THAT the authority and power conferred on the directors by Article 30 of Carnival plc's articles of association be renewed for a period commencing at the end of the meeting and expiring at the end of the next annual general meeting of Carnival plc after the date on which this resolution is passed and for that period the Section 80 amount shall be $21,977,399.

TO CONSIDER THE FOLLOWING RESOLUTIONS AS SPECIAL RESOLUTIONS:

DISAPPLICATION OF PRE-EMPTION RIGHTS

20. THAT subject to passing ordinary resolution 19 set out in the notice, the power conferred on the directors by Article 31 of Carnival plc's articles of association be renewed for a period commencing at the end of the meeting and expiring at the end of the next annual general meeting of Carnival plc after the date on which this resolution is passed and for that period the Section 89 amount shall be $17,651,130.

GENERAL AUTHORITY TO BUY BACK CARNIVAL PLC ORDINARY SHARES

21. THAT Carnival plc be and is generally and unconditionally authorized to make market purchases (within the meaning of Section 163(3) of the UK Companies Act 1985 (the "Companies Act")) of ordinary shares of $1.66 each in the capital of Carnival plc provided that:

      (i) the maximum number of ordinary shares authorized to be acquired is 10,633,211;

      (ii) the minimum price (exclusive of expenses) which may be paid for an ordinary share is $1.66;

      (iii) the maximum price which may be paid for an ordinary share is an amount (exclusive of expenses) equal to 105% of the average middle market quotation for an ordinary share, as derived from the London Stock Exchange ("LSE") Daily Official List, for the five business days immediately preceding the day on which such ordinary share is contracted to be purchased; and

      (iv) this authority shall expire on the earlier of (i) the conclusion of the annual general meeting of Carnival plc to be held in 2007 and
            (ii) 18 months from the date of this resolution (except in relation to the purchase of ordinary shares, the contract of which was entered into before the expiry of such authority).


By Order of the Board                         Registered Office:

Arnaldo Perez                                 Carnival House
Company Secretary                             5 Gainsford Street
                                              London  SE1 2NE
                                              United Kingdom
February 21, 2006

                                              Registered Number 4039524



                VOTING ARRANGEMENTS FOR CARNIVAL PLC SHAREHOLDERS

Carnival plc shareholders can vote in either of two ways:

o by attending the meeting and voting in person or by attorney or, in the case of corporate shareholders, by corporate representatives; or

o by appointing a proxy to attend and vote on their behalf, using the proxy form enclosed with this notice of annual general meeting.

VOTING IN PERSON (OR BY ATTORNEY)

If you come to the annual general meeting, please bring the attendance card (attached to the enclosed proxy form) with you. This will mean you can register more quickly. If you appoint an attorney to attend instead of you, he or she should bring an original or certified copy of the power of attorney under which you have authorized them to attend and vote.

In order to attend and vote at the annual general meeting, a corporate shareholder may appoint an individual to act as its representative. The appointment  must  comply  with the  requirements  of the  Companies  Act.  The representative should bring evidence of their appointment, including any authority under which it is signed, to the meeting. If you are a corporation and considering appointing a corporate representative to represent you and vote your shareholding in Carnival plc at the annual general meeting you are strongly encouraged to pre-register your corporate representative to make registration on the day of the meeting more efficient. In order to pre-register, you would need to fax your Letter of Representation to Carnival plc's registrar, Lloyds TSB Registrars, on 01903 833168 from within the UK or +44 1903 833168 from elsewhere.

Please note that there will be a live audio broadcast of the Carnival plc annual general meeting and the Carnival Corporation annual meeting at P&O Cruises' headquarters located at Richmond House, Terminus Terrace, Southampton, Hampshire, United Kingdom, from 3:00 p.m. (UK time). All Carnival plc and Carnival Corporation shareholders and their guests are welcome to attend the live audio broadcast, although only Carnival plc and Carnival Corporation shareholders will be able to submit questions to the directors from Southampton. Please note further that only shareholders attending the meetings to be held in Florida will be able to vote in person. Accordingly, Carnival plc shareholders attending the audio broadcast of the meetings in Southampton will need to submit a proxy (see below) to make their vote count.

VOTING BY PROXY

A shareholder entitled to attend and vote at the meeting is entitled to appoint one or more proxies to attend and (on a poll) vote in his or her stead. A proxy need not be a shareholder of Carnival plc.

To be effective, a duly completed proxy form and the authority (if any) under which it is signed, or a notarially certified copy of such authority, must be deposited (whether delivered personally or by post) at the offices of Carnival plc's registrars, Lloyds TSB Registrars, The Causeway, Worthing, West Sussex, BN99 6AN, UK as soon as possible and in any event no later than 3:00 p.m. (UK time) on April 17, 2006. Alternatively, a proxy vote may be submitted via the internet in accordance with the instructions set out on the proxy form.

In the case of joint registered holders, the signature of one holder on a proxy card will be accepted and the vote of the senior holder who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders. For this purpose, seniority shall be determined by the order in which names stand on the register of members of Carnival plc in respect of the relevant joint holding.

In order for a proxy appointment or instruction made using the CREST service to be valid, the appropriate CREST message (a "CREST Proxy Instruction") must be properly authenticated in accordance with CRESTCo's specifications and must contain the information required for such instructions, as described in the CREST Manual. The message, regardless of whether it constitutes the appointment of a proxy or an amendment to the instruction given to a previously appointed proxy must, in order to be valid, be transmitted so as to be received by the issuer's agent (ID 7RA01) by the latest time(s) for receipt of proxy appointments specified in the notice of meeting. For this purpose, the time of receipt will be taken to be the time (as determined by the timestamp applied to the message by the CREST Applications Host) from which the issuer's agent is able to retrieve the message by enquiry to CREST in the manner prescribed by CREST. After this time any change of instructions to proxies appointed through CREST should be communicated to the appointee through other means.

CREST members and, where applicable, their CREST sponsors or voting service providers should note that CRESTCo does not make available special procedures in CREST for any particular messages. Normal system timings and limitations will therefore apply in relation to the input of CREST Proxy Instructions. It is the responsibility of the CREST member concerned to take (or, if the CREST member is a CREST personal member or sponsored member or has appointed a voting service provider(s), to procure that his CREST sponsor or voting service provider(s) take(s)) such action as shall be necessary to ensure that a message is transmitted by means of the CREST system by any particular time. In this connection, CREST members and, where applicable, their CREST sponsors or voting service providers are referred, in particular, to those sections of the CREST Manual concerning practical limitations of the CREST system and timings.

Carnival  plc  may  treat  as  invalid  a  CREST  Proxy   Instruction   in  the
circumstances set out in Regulation 35(5)(a) of the Uncertificated Securities Regulations 2001.

SHAREHOLDERS WHO ARE ENTITLED TO VOTE

Carnival plc, pursuant to Regulation 41 of the Uncertificated Securities Regulations 2001, specifies that only those shareholders registered in the register of members of Carnival plc at 11:00 p.m. on April 17, 2006 shall be entitled to attend or vote at the meeting in respect of the number of shares registered in their name at that time. Changes to the entries on the register of members after 11:00 p.m. on April 17, 2006 shall be disregarded in determining the rights of any person to attend or vote at the meeting.

DOCUMENTS AVAILABLE FOR INSPECTION

Copies of the following documents will be available for inspection during normal business hours on any weekday (public holidays excluded) at the registered office of Carnival plc from the date of this notice until and including the date of the meeting and at the place of the meeting for at least 15 minutes prior to and during the meeting:

o the register of interests of directors in the share capital of Carnival plc; and

o copies of all service agreements (including letters of appointment) between each director and Carnival plc.


                                    *  *  *

There are 21 Resolutions that require shareholder approval at the annual meeting this year. The directors unanimously recommend that you vote in favor of Resolutions 1-21 (inclusive), and encourage you to submit your vote using one of the voting methods described herein. Submitting your voting instructions by any of these methods will not affect your right to attend the meeting in person should you so choose.

                              QUESTIONS AND ANSWERS
                ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETINGS

Q:    WHY AM I RECEIVING THESE MATERIALS?

A: The board of directors of each of Carnival Corporation and Carnival plc (together, "Carnival Corporation & plc," "we" or "us") is providing these proxy materials to you in connection with our joint annual meetings of shareholders on Wednesday, April 19, 2006. The annual meetings will be held at The Biltmore Hotel, 1200 Anastasia Avenue, Coral Gables, Florida, United States of America. The meetings will commence at 10:00 a.m. (Miami time), and although technically two separate meetings (the Carnival plc meeting will begin first), shareholders of Carnival Corporation may attend the Carnival plc meeting and vice-versa. For our UK shareholders, we will be hosting a live audio broadcast of the annual meeting at P&O Cruises' headquarters located at Richmond House, Terminus Terrace, Southampton, Hampshire, United Kingdom. Shareholders in Southampton will be able to submit questions to the directors in Florida, but will not be able to vote at that meeting.

Q:    WHAT INFORMATION IS CONTAINED IN THESE MATERIALS?

A: The information included in this proxy statement relates to the proposals to be voted on at the meetings, the voting process, the compensation of directors and our most highly paid executive officers and certain other information required by U.S. Securities and Exchange Commission rules applicable to both companies. We have attached as Annexes A, B and C to this proxy statement information that Carnival plc is required to provide to its shareholders under applicable UK rules.

Q:    WHAT PROPOSALS WILL BE VOTED ON AT EACH OF THE MEETINGS?

A: The proposals to be voted on at each of the meetings are set out in the notices of meetings starting on pages ? and ? of this proxy statement.

Q:    WHAT IS THE VOTING RECOMMENDATION OF THE BOARDS OF DIRECTORS?

A: Your boards of directors recommend that you vote "FOR" all of the proposals described in this proxy statement.

Q:    HOW DOES THE DLC STRUCTURE AFFECT MY VOTING RIGHTS?

A: On most matters that affect all of the shareholders of Carnival Corporation and Carnival plc, the shareholders of both companies effectively vote together as a single decision-making body. These matters are called "joint electorate actions." Combined voting is accomplished through the special voting shares that have been issued by each company. Certain matters specified in the organizational documents of Carnival Corporation and Carnival plc where the interests of the two shareholder bodies may diverge are called "class rights actions." These class rights actions are voted on separately by the shareholders of each company. If either group of shareholders does not approve a class rights action, that action generally cannot be taken by either company. All of the proposals to be voted on at these annual meetings are joint electorate actions, and there are no class rights actions.

Q:    GENERALLY, WHAT ACTIONS ARE JOINT ELECTORATE ACTIONS?

A: Any resolution to approve an action other than a class rights action or a procedural resolution (described below) is designated as a joint electorate action. The actions designated as joint electorate actions include:

      o the appointment, removal or re-election of any director of either or both companies;

      o if required by law, the receipt or adoption of the annual accounts of both companies;

      o the appointment or removal of the independent auditors of either company;

      o     a change of name by either or both companies; or

      o the implementation of a mandatory exchange of Carnival plc shares for Carnival Corporation shares based on a change in tax laws, rules or regulations.

         The relative voting rights of Carnival plc shares and Carnival Corporation shares are equalized based on a ratio which we refer to as the "equalization ratio." Based on the current equalization ratio of 1:1, each Carnival Corporation share has the same voting rights as one Carnival plc share on joint electorate actions.

Q:    HOW ARE JOINT ELECTORATE ACTIONS VOTED ON?

A:    Joint electorate actions are voted on as follows:

      o Carnival plc shareholders vote at the annual general meeting of Carnival plc (whether in person or by proxy). Voting is on a poll (or ballot) which remains open for sufficient time to allow the vote at the Carnival Corporation meeting to be held and reflected in the Carnival plc meeting through the mechanism of the special voting share. An equivalent vote is cast at the subsequent Carnival Corporation meeting on each of the corresponding resolutions through a special voting share issued by Carnival Corporation; and

      o Carnival Corporation shareholders vote at the Carnival Corporation annual meeting (whether in person or by proxy). Voting is by ballot (or on a poll) which remains open for sufficient time to allow the vote at the Carnival plc meeting to be held and reflected in the Carnival Corporation meeting through the mechanism of the special voting share. An equivalent vote is cast on the corresponding resolutions at the Carnival plc meeting through a special voting share issued by Carnival plc.

      A joint electorate action is approved if it is approved by:

      o a simple majority of the votes cast in the case of an ordinary resolution (or not less than 75% of the votes cast in the case of a special resolution if required by applicable law and regulations or Carnival plc's articles) by the holders of Carnival plc's shares and the holder of the Carnival plc special voting share as a single class at a meeting at which a quorum was present and acting;

      o a simple majority of the votes cast (or other majority if required by applicable law and regulations or the Carnival Corporation articles and by-laws) by the holders of Carnival Corporation shares and the holder of the Carnival Corporation special voting share, voting as a single class at a meeting which a quorum was present and acting; and

      o a minimum of one-third of the total votes available to be voted by the combined shareholders must be cast on each resolution for it to be effective. Formal abstentions (or votes withheld) by a shareholder on a resolution will be counted as having been "cast" for this purpose.

Q:    HOW ARE THE DIRECTORS OF EACH COMPANY RE-ELECTED?

A: Resolutions relating to the re-election of directors are considered as joint electorate actions. No person may be a member of the board of directors of Carnival Corporation or Carnival plc without also being a member of the board of directors of the other company. There are 14 nominees for re-election to the board of directors of each company this year. Each nominee currently serves as a director of Carnival Corporation and Carnival plc. All directors are to be re-elected to serve until the next annual meetings and until their successors are elected.

Q:    WHAT  VOTES  ARE  REQUIRED  TO  ELECT  DIRECTORS  OR  APPROVE  THE  OTHER
      PROPOSALS?

A: Carnival Corporation Proposals 7 and 8 (being Carnival plc Resolutions 20 and 21) are required to be approved by 75% of the combined votes cast at both meetings.

      Each of the other proposals, including the re-election of directors, requires the approval of a majority of the combined votes cast at both meetings. Abstentions (including votes withheld, except in the case of the election of directors by Carnival Corporation shareholders as discussed below) and broker non-votes are not deemed votes cast for purposes of calculating the vote, but do count for the purpose of determining whether a quorum is present. In the election of directors by Carnival Corporation shareholders, votes withheld in respect of one or more nominees count for the purpose of determining whether a quorum is present and are deemed votes cast against such nominee or nominees.

      If you are a beneficial owner of Carnival Corporation shares and do not provide the shareholder of record with a signed voting instruction card, your shares may constitute broker non-votes, as described in "HOW IS THE QUORUM DETERMINED?" In tabulating the voting result for any particular proposal, shares which constitute broker non-votes are not deemed cast for purposes of calculating the vote.

Q:    GENERALLY, WHAT ARE PROCEDURAL RESOLUTIONS?

A: Procedural resolutions are resolutions of a procedural or technical nature that do not adversely affect the shareholders of the other company in any material respect and are put to the shareholders at a meeting. The special voting shares do not represent any votes on "procedural resolutions." The chairman of each of the meetings will determine whether a resolution is a procedural resolution.

      To the extent that such matters require the approval of the shareholders of either company, any of the following will be procedural resolutions:

      o that certain people be allowed to attend or be excluded from attending the meeting;

      o that discussion be closed and the question put to the vote (provided no amendments have been raised);

      o that the question under discussion not be put to the vote (where a shareholder feels the original motion should not be put to the meeting at all, if such original motion was brought during the course of that meeting);

      o to proceed with matters in an order other than that set out in the notice of the meeting;

      o     to adjourn the debate (for example, to a subsequent meeting); and

      o     to adjourn the meeting.


              Q:  WHERE CAN I FIND THE VOTING RESULTS OF THE MEETING?

A: The voting results will be announced to the media and the relevant stock exchanges and posted on our website at www.carnivalcorp.com and
      www.carnivalplc.com, after both shareholder meetings have closed. The results will also be published in our quarterly report on Form 10-Q for the second quarter of fiscal 2006 ending May 31, 2006.

Q:    WHAT IS THE QUORUM REQUIREMENT FOR THE MEETINGS?

A: The quorum requirement for holding the meetings and transacting business at the meetings is one-third of the total votes of all shareholders of both companies entitled to be voted. Shareholders may be present in person (or by attorney) or represented by proxy at the meetings.

Q:    HOW IS THE QUORUM DETERMINED?

A: For purposes of determining a quorum with respect to joint electorate actions, the special voting shares have the maximum number of votes attached to them as were cast on such joint electorate actions, either for, against or abstained, at the parallel shareholder meeting of the other company, and such maximum number of votes (including abstentions) constitutes shares entitled to vote and present for purposes of determining whether a quorum exists at such meeting.

      In order for a quorum to be validly constituted with respect to meetings of shareholders convened to consider a joint electorate action or class rights action, the special voting entities must be present.

      Abstentions (including votes withheld) and broker non-votes are counted as present for the purpose of determining the presence of a quorum.
      Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote such shares.

Q:    IS MY VOTE CONFIDENTIAL?

A: Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed to third parties except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote or (3) to facilitate a successful proxy solicitation by our boards of directors. Occasionally, shareholders provide written comments on their proxy card which are then forwarded to management.

Q:    WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE MEETINGS?

A: We will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes for the meetings. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to shareholders.

Q:    CAN I VIEW THE PROXY MATERIALS ELECTRONICALLY?

A: This proxy statement will be posted on our website at www.carnivalcorp.com or www.carnivalplc.com. We encourage you to take advantage of the convenience of accessing these materials through the internet as it is simple and fast to use, saves time and money, and is environmentally friendly.

Q: WHAT REPORTS ARE FILED BY CARNIVAL CORPORATION AND CARNIVAL PLC WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION AND HOW CAN I OBTAIN COPIES?

A: We file joint annual reports on Form 10-K, joint quarterly reports on Form 10-Q and joint current reports on Form 8-K with the U.S. Securities and Exchange Commission. Copies of the Carnival Corporation & plc joint annual report on Form 10-K for the year ended November 30, 2005 (not including documents incorporated by reference), as well as any joint quarterly reports on Form 10-Q or joint current reports on Form 8-K, as filed with the U.S. Securities and Exchange Commission can be viewed or obtained without charge through the U.S. Securities and Exchange
      Commission's website at www.sec.gov (under Carnival Corporation or Carnival plc) or at www.carnivalcorp.com or www.carnivalplc.com. Copies will also be provided to shareholders without charge upon written request to Investor Relations, Carnival Corporation, 3655 N.W. 87th Avenue, Miami, Florida 33178-2428 or Carnival plc, Carnival House, 5 Gainsford
      Street, London SE1 2NE, United Kingdom. We encourage you to take advantage of the convenience of accessing these materials through the internet as it is simple and fast to use, saves time and money, and is environmentally friendly.

Q:    MAY I PROPOSE ACTIONS FOR CONSIDERATION AT NEXT YEAR'S ANNUAL MEETINGS?

A: Carnival Corporation shareholders and Carnival plc shareholders (to the extent permitted under Carnival plc's governing documents and UK law) may submit proposals for consideration at future shareholder meetings, including director nominations. In order for shareholder proposals to be considered for inclusion in our proxy statement for next year's annual meetings, the written proposals must be received by our Secretary no later than November 10, 2006. Such proposals also will need to comply with U.S. Securities and Exchange Commission regulations and UK corporate law requirements regarding the inclusion of shareholder proposals in company sponsored proxy materials. Any proposal of shareholders to be considered at next year's meetings, but not included in our proxy statement, must be submitted in writing by January 24, 2007.

Q:    MAY I NOMINATE INDIVIDUALS TO SERVE AS DIRECTORS?

A: You may propose director candidates for consideration by our board's Nominating & Governance Committee. In order to have a nominee considered by the Nominating & Governance Committee for election at the 2007 annual meetings you must submit your recommendation in writing to the attention of our Secretary at our headquarters not later than November 10, 2006. Any such recommendation must include:

      o     the name and address of the candidate;

      o a brief biographical description, including his or her occupation for at least the last five years, and a statement of the qualifications of the candidate, taking into account the factors referred to below in "BOARD STRUCTURE AND COMMITTEE MEETINGS -- NOMINATIONS OF DIRECTORS"; and

      o the candidate's signed consent to serve as a director if elected and to be named in the proxy statement.

           QUESTIONS SPECIFIC TO SHAREHOLDERS OF CARNIVAL CORPORATION

Carnival plc shareholders should refer to the "QUESTIONS SPECIFIC TO SHAREHOLDERS OF CARNIVAL PLC" beginning on page __.

Q:    WHAT CARNIVAL CORPORATION SHARES OWNED BY ME CAN BE VOTED?

A: All Carnival Corporation shares owned by you as of February 21, 2006, the record date, may be voted by you. These shares include those (1) held directly in your name as the shareholder of record, including shares purchased through Carnival Corporation's Dividend Reinvestment Plan and its Employee Stock Purchase Plan and (2) held for you as the beneficial owner through a stockbroker, bank or other nominee.

Q:    WILL I BE ASKED TO VOTE AT THE CARNIVAL PLC ANNUAL MEETING?

A: No. Your vote at the Carnival Corporation annual meeting, for purposes of determining the outcome of combined voting, is automatically reflected as appropriate at the parallel annual meeting of Carnival plc through the mechanism of the special voting share issued by Carnival plc.

Q: WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A SHAREHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

A: Most of the shareholders of Carnival Corporation hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

      SHAREHOLDER OF RECORD

      If your shares are registered directly in your name with Carnival Corporation's transfer agent, SunTrust Bank, you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by us. As the shareholder of record, you have the right to grant your voting proxy directly to the persons named in the proxy or to vote in person at the meeting. Carnival Corporation has enclosed a proxy card for you to use.

      BENEFICIAL OWNER

      If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the meeting. Your broker or nominee has enclosed a voting instruction card for you to use.

Q:    HOW CAN I VOTE MY CARNIVAL CORPORATION SHARES IN PERSON AT THE MEETING?

A: Shares held directly in your name as the shareholder of record may be voted in person at the annual meeting in Florida. If you choose to do so, please bring the enclosed proxy card or proof of identification.

      Even if you plan to attend the annual meeting, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the meeting. Shares held in street name may be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote the shares. Please refer to the voting instruction card included by your broker or nominee.

Q:    HOW CAN I VOTE MY  CARNIVAL  CORPORATION  SHARES  WITHOUT  ATTENDING  THE
      MEETING?

A: Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct your vote without attending the meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. For shareholders of record, you may do this by signing your proxy card and mailing it in the enclosed envelope. If you provided specific voting instructions, your shares will be voted as you instruct. If you sign but do not provide instructions, your shares will be voted as described below in "HOW ARE VOTES COUNTED?" Where your shares are held in street name, in most instances you will be able to do this over the internet at www.proxyvote.com, by telephone or by mail. Please refer to the voting instruction card included by your broker or nominee.

      We are also offering an audio web cast of the annual meetings. If you choose to listen to the web cast, go to our website at www.carnivalcorp.com or www.carnivalplc.com shortly before the start of the meetings and follow the instructions provided.

Q:    CAN I CHANGE MY VOTE?

A: You may change your proxy instruction at any time prior to the vote at the annual meeting. For shares held directly in your name, you may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) or by attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares owned beneficially by you, you may accomplish this by submitting new voting instructions to your broker or nominee.

Q:    WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY OR VOTING  INSTRUCTION
      CARD?

A: It means your shares are registered differently or are in more than one account. Please provide voting instructions on each proxy or voting card you receive and mail each, as directed.

Q:    WHO CAN ATTEND THE CARNIVAL CORPORATION MEETING?

A: All Carnival Corporation shareholders of record as of February 21, 2006, or their duly appointed proxies, may attend and vote at the meeting. Each shareholder may be asked to present valid picture identification, such as a driver's license or passport.

      If you hold your shares through a stockbroker or other nominee, you will need to provide proof of ownership by bringing either a copy of the voting instruction card provided by your broker or a copy of a brokerage statement showing your share ownership as of February 21, 2006 together with proof of identification. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

Q: WHAT CLASS OF SHARES ARE ENTITLED TO BE VOTED AT THE CARNIVAL CORPORATION MEETING?

A: Carnival Corporation has only one class of common stock outstanding. Each share of Carnival Corporation common stock outstanding as of the close of business on February 21, 2006, the record date, is entitled to one vote at the annual meeting. As of January 31, 2006, Carnival Corporation had 638,462,631 shares of common stock issued and outstanding. The trust shares of beneficial interest in the P&O Princess Special Voting Trust that are paired with your shares of common stock do not give you separate voting rights.

Q:    HOW ARE VOTES COUNTED?

A: In the election of directors, you may vote "FOR" all of the nominees or you may "WITHHOLD" your vote with respect to one or more of the nominees. In the election of directors, a vote "withheld" on the Carnival Corporation proxy card has the same effect as a vote against the indicated nominee or nominees. You may vote "FOR," "AGAINST" or "ABSTAIN" for each of the other proposals. If you "ABSTAIN," it has no effect on the outcome of the votes, although abstentions will be counted for purposes of determining if a quorum is present for joint electorate actions. If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the boards of directors.

Q:    WHAT HAPPENS IF ADDITIONAL PROPOSALS ARE PRESENTED AT THE MEETING?

A: Other than the proposals described in this proxy statement, Carnival Corporation does not expect any matters to be presented for a vote at the annual meeting. If you grant a proxy, the persons named as proxy holders, Micky Arison, Carnival Corporation's Chairman of the Board and Chief Executive Officer, and Arnaldo Perez, Carnival Corporation's Senior Vice President, General Counsel and Secretary, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees is unable to accept nomination or election (which is not anticipated), the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the boards of directors.

Q:    WHO WILL COUNT THE VOTE?

A: A representative of SunTrust Bank, our transfer agent, will tabulate the votes and act as the inspector of elections.

               QUESTIONS SPECIFIC TO SHAREHOLDERS OF CARNIVAL PLC

Carnival Corporation shareholders should refer to "QUESTIONS SPECIFIC TO SHAREHOLDERS OF CARNIVAL CORPORATION" beginning on page __.

Q: WHO IS ENTITLED TO ATTEND AND VOTE AT THE ANNUAL GENERAL MEETING OF CARNIVAL PLC?

A: If you are a Carnival plc shareholder registered in the register of members of Carnival plc at 11:00 p.m. (UK time) on April 17, 2006, you will be entitled to attend in person and vote at the annual general meeting to be held in Coral Gables, Florida in respect of the number of Carnival plc shares registered in your name at that time. You may also appoint one or more proxies to attend and (on a poll) vote instead of you. If you are a corporation you may appoint a corporate representative to represent you and vote your shareholding in Carnival plc at the annual general meeting to be held in Coral Gables, Florida. For further details regarding appointing a proxy or corporate representative please see below.

      We are also offering an audio web cast of the annual meetings. If you choose to listen to the web cast, go to our website at www.carnivalcorp.com or www.carnivalplc.com shortly before the start of the meetings and follow the instructions provided. For your convenience, we will also be hosting a live audio broadcast of the Carnival plc annual general meeting and the Carnival Corporation annual meeting, at P&O Cruises' headquarters located at Richmond House, Terminus Terrace, Southampton, Hampshire, United Kingdom, from 3:00 p.m. (UK time). All Carnival plc and Carnival Corporation shareholders and their guests are welcome to attend the live audio broadcast, although only Carnival plc and Carnival Corporation shareholders will be able to submit questions to the directors from Southampton. Please note further that only shareholders attending the meetings to be held in Florida will be able to vote in person. Accordingly, Carnival plc shareholders attending the audio broadcast of the meetings in Southampton will need to submit a proxy to make their vote count.

Q:    WILL I BE ASKED TO VOTE AT THE CARNIVAL CORPORATION ANNUAL MEETING?

A: No. Your vote at the Carnival plc annual general meeting, for purposes of determining the outcome of combined voting, will automatically be reflected as appropriate at the parallel annual meeting of Carnival Corporation through the mechanism of a special voting share issued by Carnival Corporation.

Q: HOW DO I VOTE MY CARNIVAL PLC SHARES WITHOUT ATTENDING THE ANNUAL GENERAL MEETING?

A: You may vote your Carnival plc shares at the annual general meeting by completing and signing the enclosed form of proxy in accordance with the instructions set out on the form and returning it as soon as possible, but in any event so as to be received by Carnival plc's registrar, Lloyds TSB Registrars, The Causeway, Worthing, West Sussex, BN99 6AN, by not later than 3:00 p.m. (UK time) on April 17, 2006. Alternatively, a proxy vote may be submitted via the internet in accordance with the instructions set out in the proxy form. It is also possible to appoint a proxy via the CREST system, please see the Carnival plc Notice of Annual General Meeting for further details. Voting by proxy does not preclude you from attending the annual general meeting and voting in person should you wish to do so.

      If you are a corporation you can vote your Carnival plc shares at the annual general meeting by appointing a corporate representative. You are strongly encouraged to pre-register your corporate representative to make registration on the day of the annual meeting more efficient. In order to pre-register you would need to fax your Letter of Representation to Carnival plc's registrar, Lloyds TSB Registrars, on 01903 833168 from within the UK or +44 1903 833168 from elsewhere.

      Corporate representatives themselves are urged to arrive at least two hours before commencement of the annual general meeting to assist Carnival plc's registrar with the appropriate registration formalities. Whether or not you intend to appoint a corporate representative, you are strongly encouraged to return the enclosed form of proxy to Carnival plc's registrar.

Q:    CAN I CHANGE MY VOTE GIVEN BY PROXY OR BY MY CORPORATE REPRESENTATIVE?

A: Yes, in certain circumstances. You may change your proxy vote by either completing, signing and dating a new form of proxy in accordance with its instructions and returning it to Carnival plc's registrars by no later than 3:00 p.m. (UK time) on April 17, 2006, or by attending and voting in person at the annual general meeting. If you do not attend and vote in person at the annual general meeting and wish to revoke the appointment of your proxy or corporate representative you must do so by delivering a notice of such revocation to Carnival plc's registrars at least three hours before the start of the annual general meeting.

Q:    WHAT  CLASS OF  SHARES  ARE  ENTITLED  TO BE VOTED  AT THE  CARNIVAL  PLC
      MEETING?

A: Carnival plc has only one class of ordinary shares in issue. Each Carnival plc ordinary share in issue as of the close of business on April 17, 2006, is (on a poll) entitled to one vote at the annual general meeting.

Q:    HOW ARE VOTES COUNTED?

A: You may vote "FOR," "AGAINST" or "WITHHOLD" your vote for each of the resolutions. If you "WITHHOLD," it has no effect on the outcome of the votes, although withheld votes will be counted for purposes of determining if a quorum is present for joint electorate actions.

          STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Set forth below is information concerning the share ownership of (1) all persons known by us to be the beneficial owners of 5% or more of the 638,462,631 shares of Carnival Corporation common stock and trust shares of beneficial interest in the P&O Princess Special Voting Trust outstanding as of January 31, 2006, (2) all persons known by us to be the beneficial owners of 5% or more of the 212,664,217 ordinary shares of Carnival plc outstanding as of January 31, 2006 (41,679,877 of which are indirectly owned by Carnival
Corporation and have no voting rights), (3) each of our executive officers named in the Executive Compensation Table which appears elsewhere in this proxy statement, (4) each of our other directors and (5) all directors and executive officers as a group.

Micky Arison, Chairman of the board and Chief Executive Officer of each of Carnival Corporation and Carnival plc, certain other members of the Arison family and trusts for their benefit (collectively, the "Principal Shareholders"), beneficially own shares representing approximately 36.1% of the voting power of Carnival Corporation and approximately 28.5% of the combined voting power of Carnival Corporation & plc and have informed us that they intend to cause all such shares to be voted in favor of the 14 nominees to the boards of directors named in this proxy statement and in favor of Proposals 2 through 8 listed in the accompanying Carnival Corporation Notice of Meeting. The table begins with ownership of the Principal Shareholders.

The number of shares beneficially owned by each entity, person, director, nominee or executive officer is determined under rules of the U.S. Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shares voting power or investment power and also any shares which the individual would have the right to acquire as of April 1, 2006 (being 60 days after January 31, 2006) through the exercise of any stock option ("Vested Options").

                                         BENEFICIAL OWNERSHIP TABLE

------------------------------------------------------------------------------------------------------------------------------------
                                                           AMOUNT AND NATURE                   AMOUNT OF
                                                             OF BENEFICIAL                     NATURE OF
                                                               OWNERSHIP                       BENEFICIAL
                                                              OF CARNIVAL        PERCENT OF   OWNERSHIP OF   PERCENT OF   PERCENT OF
                                                              CORPORATION         CARNIVAL    CARNIVAL PLC  CARNIVAL PLC   COMBINED
 NAME AND ADDRESS OF BENEFICIAL OWNERS OR                     SHARES AND         CORPORATION    ORDINARY      ORDINARY      VOTING
            IDENTIFY OF GROUP (1)                            TRUST SHARES*       COMMON STOCK     SHARES       SHARES      POWER***
------------------------------------------------------------------------------------------------------------------------------------
Micky Arison....................................         188,054,943(2)(3)(4)        29.4%           0            0          23.2%
Shari Arison....................................           5,103,908(2)(3)(5)          ***           0            0            ***
     c/o SAFO LLC
     10800 Biscayne Boulevard
     Miami, FL  33161
MA 1994 B Shares, L.P...........................         106,114,284(2)(6)           16.6%           0            0          13.1%
MA 1994 B Shares, Inc...........................         106,114,284(2)(6)           16.6%           0            0          13.1%
Nickel 1994 "B" Trust...........................         106,114,284(2)(6)           16.6%           0            0          13.1%
MA 1997 Holdings, L.P...........................           2,659,265(2)(7)             ***           0            0            ***
MA 1997 Holdings, Inc...........................           2,659,265(2)(7)             ***           0            0            ***
Nickel 2003 Revocable Trust.....................           2,659,265(2)(7)             ***           0            0            ***
Artsfare 1992 Irrevocable Trust.................           2,571,428(2)(8)(13)         ***           0            0            ***
     c/o SunTrust Delaware Trust Company
     1011 Centre Road, Suite 108
     Wilmington, DE  19805
Artsfare 2005 Trust No. 2                                 38,574,402(2)(8)(13)        6.0%           0            0           4.8%
           c/o SunTrust Delaware Trust Company
           1011 Centre Road, Suite 108
           Wilmington, DE  19805
Eternity One Trust..............................           5,102,708(2)(9)             ***           0            0            ***
     500 Stanton Christiana Road
     Newark, DE  19713
JPMorgan Trust Company of Delaware..............           8,861,718(2)(9)            1.4%           0            0           1.1%
JMD-LMA Protector, Inc..........................          41,145,830(2)(8)            6.4%           0            0           5.1%
Nickel 2003 GRAT................................           3,622,922(2)                ***           0            0            ***
Nickel Continued Irrevocable Trust..............           2,124,560(2)                ***           0            0            ***
Eternity Two Trust .............................           3,759,010(2)(3)(9)(14)      ***           0            0            ***
Jafasa Continued Irrevocable Trust..............           1,759,010(2)(3)             ***           0            0            ***
MBA I, L.P......................................           1,432,440(2)(3)(10)         ***           0            0            ***

------------------------------------------------------------------------------------------------------------------------------------
                                                           AMOUNT AND NATURE                   AMOUNT OF
                                                             OF BENEFICIAL                     NATURE OF
                                                               OWNERSHIP                       BENEFICIAL
                                                              OF CARNIVAL        PERCENT OF   OWNERSHIP OF   PERCENT OF   PERCENT OF
                                                              CORPORATION         CARNIVAL    CARNIVAL PLC  CARNIVAL PLC   COMBINED
 NAME AND ADDRESS OF BENEFICIAL OWNERS OR                     SHARES AND         CORPORATION    ORDINARY      ORDINARY      VOTING
            IDENTIFY OF GROUP (1)                            TRUST SHARES*       COMMON STOCK     SHARES       SHARES      POWER***
------------------------------------------------------------------------------------------------------------------------------------
Artsfare 2003 Trust.............................           1,432,440(2)(3)(10)         ***           0            0            ***
TAMMS Investment Company, Limited Partnership...           3,653,168(2)(3)             ***           0            0            ***
TAMMS Management Corporation....................           3,653,168(2)(3)             ***           0            0            ***
James M. Dubin..................................         115,632,297(2)(3)(11)       18.1%           0            0          14.3%
     c/o Paul, Weiss, Rifkind, Wharton &
     Garrison LLP
     1285 Avenue of the Americas
     New York, NY  10019
John J. O'Neil..................................          65,546,535(2)(3)(12)(14)   10.3%           0            0           8.1%
     c/o Paul, Weiss, Rifkind, Wharton &
     Garrison LLP
     1285 Avenue of the Americas
     New York, NY  10019
SunTrust Delaware Trust Company.................          41,145,830(2)(13)           6.4%           0            0           5.1%
     1011 Centre Road, Suite 108
     Wilmington, DE  19805
JMD Delaware, Inc...............................           7,506,492(2)(6)            1.2%           0            0            ***
Knight Protector, Inc...........................          65,546,535(2)(3)(14)       10.3%           0            0           8.1%
Citigroup Inc...................................          77,949,231(15)             12.2%           0            0           9.6%
     399 Park Avenue
     New York, NY  10043
Citigroup Institutional Trust Company...........          71,801,725(15)             11.2%           0            0           8.9%
     824 Market Street
     Wilmington, DE  19801
Robert H. Dickinson.............................             632,000(16)               ***           0            0            ***
Pier Luigi Foschi...............................                   0                   ***     100,000(17)      ***            ***
     c/o Costa Crociere S.p.A.
     Via XII Ottobre, 2
     16121 Genoa
     Italy
Howard S. Frank.................................             569,737(18)               ***           0            0            ***
Peter G. Ratcliffe..............................              27,974(19)               ***      26,608(20)      ***            ***
     c/o Princess Cruise Lines
     24305 Town Center Drive
     Santa Clarita, CA  91355
Ambassador Richard G. Capen, Jr.................              45,402(21)               ***           0            0            ***
     6077 San Elijo
     Rancho Santa Fe, CA  92067
Arnold W. Donald................................              20,650(22)               ***           0            0            ***
     c/o Merisant Company
     1 North Brentwood Blvd., Suite 510
     Clayton, MO  63105
Richard J. Glasier..............................               5,000(23)               ***           0            0            ***
     122 Crystal Canyon Drive
     Carbondale, CO  81623
Baroness Hogg...................................               2,500                   ***       1,874          ***            ***
     c/o 3i Group plc
     91 Waterloo Road
     London  SE1 8XP
     United Kingdom
A. Kirk Lanterman...............................             166,716(24)               ***           0            0            ***
     c/o Holland America Line Inc.
     300 Elliott Avenue West
     Seattle, WA  98119
Modesto A. Maidique.............................              31,600(25)               ***           0            0            ***
     c/o Florida International University
     Office of the President
     University Park Campus
     107th Avenue and S.W. 8th Street
     Miami, FL  33199
Sir John Parker.................................               2,500                   ***       5,004(26)      ***            ***
     c/o National Grid plc
     1-3 Strand
     London  WC2N 5EH
     United Kingdom
Stuart Subotnick................................              21,100(27)               ***           0            0            ***
     c/o Metromedia Company
     810 7th Avenue, 29th Floor
     New York, NY  10019
Uzi Zucker......................................              66,800(28)               ***           0            0            ***
     870 5th Avenue
     New York, NY  10021

------------------------------------------------------------------------------------------------------------------------------------
                                                           AMOUNT AND NATURE                   AMOUNT OF
                                                             OF BENEFICIAL                     NATURE OF
                                                               OWNERSHIP                       BENEFICIAL
                                                              OF CARNIVAL        PERCENT OF   OWNERSHIP OF   PERCENT OF   PERCENT OF
                                                              CORPORATION         CARNIVAL    CARNIVAL PLC  CARNIVAL PLC   COMBINED
 NAME AND ADDRESS OF BENEFICIAL OWNERS OR                     SHARES AND         CORPORATION    ORDINARY      ORDINARY      VOTING
            IDENTIFY OF GROUP (1)                            TRUST SHARES*       COMMON STOCK     SHARES       SHARES      POWER***
------------------------------------------------------------------------------------------------------------------------------------
Capital Research and Management Company.........          56,177,100(29)              8.8%           0            0           6.9%
333 South Hope Street
     Los Angeles, CA  90071
The Capital Group Companies, Inc. and their                        0                    0    8,669,178(30)      5.1%          1.1%
     affiliates.................................
     333 South Hope Street
     Los Angeles, CA  90071
FMR Corp. and Fidelity International Limited and                   0                    0    8,191,344(30)      4.8%          1.0%
     their direct and indirect subsidiaries.....
     82 Devonshire Street
     Boston, MA  02109
Legal & General Group plc and/or its subsidiaries                  0                    0    8,545,069(30)      5.0%          1.1%
     Temple Court
     11 Queen Victoria Street
     London  EC4N 4SB
     United Kingdom
All directors and executive officers as a group
     (22 persons)...............................         190,115,930(31)             29.8%     154,022(32)       ***         23.5%

---------
* As part of the establishment of the DLC structure, Carnival plc issued a special voting share to Carnival Corporation, which transferred such share to the trustee of the P&O Princess Special Voting Trust (the "Trust"), a trust established under the laws of the Cayman Islands. Trust shares of beneficial interest in the Trust were transferred to Carnival Corporation. The trust shares represent a beneficial interest in the Carnival plc special voting share. Immediately following the transfer, Carnival Corporation distributed such trust shares by way of a dividend to holders of shares of common stock of Carnival Corporation. Under a pairing agreement, the trust shares of beneficial interest in the Trust are paired with, and evidenced by, certificates representing shares of Carnival Corporation common stock on a one-for-one basis. In addition, under the pairing agreement, when a share of Carnival Corporation common stock is issued to a person after the implementation of the DLC structure, a paired trust share will be issued at the same time to such person. Each share of Carnival Corporation common stock and the paired trust share may not be transferred separately. The Carnival Corporation common stock and the trust shares (including the beneficial interest in the Carnival plc special voting share) are listed and trade together on the New York Stock Exchange ("NYSE") under the ticker symbol "CCL." Accordingly, each holder of Carnival Corporation common stock is also deemed to be the beneficial owner of an equivalent number of trust shares.
** As a result of the DLC structure, on most matters that affect all of the shareholders of Carnival Corporation and Carnival plc, the shareholders of both companies effectively vote together as a single decision-making body. Combined voting is accomplished through the special voting shares that have been issued by each company.
***   Less than one percent.
(1) The address of each natural person named, unless otherwise noted, is 3655 N.W. 87 Avenue, Miami, Florida 33178-2428. The address of all other entities, unless otherwise noted, is 1201 North Market Street, Wilmington, Delaware 19899.
(2)   The  Principal  Shareholders  and others have filed a joint  statement on
      Schedule 13D with respect to the shares of Carnival Corporation common stock held by such persons.
(3) TAMMS Investment Company Limited Partnership ("TAMMS") owns 3,653,168 shares of common stock. TAMMS' general partner is TAMMS Management Corporation ("TAMMS Corp."), which is wholly-owned by MBA I, L.P. ("MBA I"). TAMMS' limited partners are various trusts established for the benefit of certain members of Mr. Arison's family (the "Family Trusts"). By virtue of the limited partnership agreement of TAMMS, TAMMS Corp. may also be deemed to beneficially own such 3,653,168 shares of common stock. By virtue of its interest in TAMMS, JMD Delaware, Inc. and JPMorgan Trust Company of Delaware as trustees of certain of the Family Trusts, may be deemed to beneficially own the portion of the 3,653,168 shares of common stock held by TAMMS which corresponds to their partnership interest in TAMMS. Such amounts are included in the number of shares set forth next to its name in the table above. Because of authority granted under the trust instrument for the Artsfare 2003 Trust, Mr. Arison may be deemed to beneficially own the 1,032,440 shares held by the Artsfare 2003 Trust by virtue of the limited partnership interest of MBA I in TAMMS.
(4) Includes (i) 840,000 Vested Options, (ii) 2,659,265 shares of common stock held by the MA 1997 Holdings, L.P., (iii) 106,114,284 shares of common stock held by the MA 1994 B Shares, L.P., (iv) 73,386,032 shares of common stock held by the Artsfare 1992 Irrevocable Trust, Artsfare 2005 Trust No. 2, Eternity Four Trust and the Nickel 1997 Irrevocable Trust by virtue of the authority granted to Mr. Arison under the last will of Ted Arison and (v) 1,432,440 shares of common stock held by the Artsfare 2003 Trust by virtue of authority granted under the trust instrument all of which may be deemed to be beneficially owned by Mr. Arison.
(5) Under the terms governing the Eternity One Trust, Shari Arison has the sole right to vote and shares the right to direct the sale of the 4,000,000 shares of common stock held directly by such trust and the 1,102,708 shares of common stock held by TAMMS which corresponds to such trust's respective ownership interest in TAMMS. In addition, the shares described above include 1,200 shares of common stock owned by Shari Arison's children. Shari Arison disclaims beneficial ownership of the shares owned by her children.
(6)   MA 1994 B Shares,  L.P.  ("MA 1994,  L.P.")  owns  106,114,284  shares of common stock. The general partner of MA 1994, L.P. is MA 1994 B Shares, Inc. ("MA 1994, Inc."), which is wholly-owned by the Nickel 1994 "B" Trust, a trust established for the benefit of Mr. Arison and his heirs (the "B Trust"). The sole limited partner of MA 1994, L.P. is the B Trust. Under the terms of the instrument governing the B Trust, Mr. Arison has the sole right to vote and direct the sale of the common stock indirectly held by the B Trust. By virtue of the limited partnership agreement of MA 1994, L.P., MA 1994, Inc. may be deemed to beneficially own all such 106,114,284 shares of common stock. By virtue of Mr. Arison's interest in the B Trust and the B Trust's interest in MA 1994, L.P., Mr. Arison may be deemed to beneficially own all such 106,114,284 shares of common stock. The trustee of the B Trust is JMD Delaware, Inc., a corporation wholly-owned by James M. Dubin.
(7) MA 1997 Holdings, L.P. ("MA 1997, L.P.") owns 2,599,265 shares of common stock. The general partner of MA 1997, L.P. is MA 1997 Holdings, Inc. ("MA 1997, Inc."), which is wholly-owned by the Nickel 2003 Revocable Trust, a trust established for the benefit of Mr. Arison and his heirs (the "Nickel 2003 Trust"). The sole limited partner of MA 1997, L.P. is the Nickel 2003 Trust. By virtue of the limited partnership agreement of MA 1997, L.P., MA 1997, Inc. may be deemed to beneficially own all of such 2,599,265 shares of common stock. By virtue of Nickel 2003 Trust's interest in MA 1997, L.P., the Nickel 2003 Trust may be deemed to beneficially own all such 2,599,265 shares of common stock. Under the terms of the instrument governing the Nickel 2003 Trust, Mr. Arison has the sole right to vote and direct the sale of the common stock indirectly held by the Nickel 2003 Trust. The trustee of the Nickel 2003 Trust is JMD Delaware, Inc., a corporation wholly-owned by James M. Dubin.

(8) JMD-LMA Protector, Inc., a Delaware corporation, is the protector of the Artsfare 1992 Irrevocable Trust and Artsfare 2005 Trust No. 2. JMD-LMA Protector, Inc. has shared voting and dispositive power with respect to the shares of common stock held by Artsfare 1992 Irrevocable Trust and Artsfare 2005 Trust No. 2.
(9) JPMorgan Trust Company of Delaware acts as trustee for Eternity One Trust and Eternity Two Trust. As trustee of Eternity One Trust, JPMorgan Trust Company of Delaware has shared dispositive power with respect to the 4,000,000 shares of common stock directly held by Eternity One Trust and 1,102,708 shares of common stock held by TAMMS. As Trustee of Eternity
      Two Trust, JPMorgan Trust Company of Delaware has shared voting and dispositive power with respect to 3,000,000 shares of common stock held by Eternity Two Trust and shared dispositive power with respect to 759,010 shares of common stock beneficially owned by Eternity Two Trust by virtue of its interest in TAMMS. JPMorgan Trust Company of Delaware disclaims beneficial ownership of the common stock held by Eternity One Trust and Eternity Two Trust.
(10) MBA I owns 400,000 shares of common stock and a limited partnership interest in TAMMS (See Note 3 above). MBA I may be deemed to own 1,032,440 shares of common stock held by TAMMS which corresponds to its respective partnership interest in TAMMS and TAMMS Corp. The Artsfare 2003 Trust owns a controlling interest in MBA I; therefore, the Artsfare 2003 Trust be deemed to beneficially own all such 1,432,440 shares of common stock.
(11) By virtue of being the sole shareholder of JMD Delaware, Inc. and JMD-LMA Protector, Inc., a fifty-percent shareholder of Knight Protector, Inc., and the sole trustee of the Artsfare 2003 Trust, Mr. Dubin may be deemed to own the aggregate of 115,631,297 shares of common stock beneficially owned by such entities, as to which he disclaims beneficial ownership. Mr. Dubin beneficially owns 1,000 shares of common stock held directly.
(12) By virtue of being a fifty percent shareholder of Knight Protector, Inc., Mr. O'Neil may be deemed to own the aggregate of 65,546,535 shares of common stock beneficially owned by such entity, as to which he disclaims beneficial ownership.
(13) SunTrust Delaware Trust Company acts as trustee for the Artsfare 1992 Irrevocable Trust and Artsfare 2005 Trust No. 2.
(14) Knight Protector, Inc. acts as protector of the Eternity Four Trust, and has shared dispositive power with respect to all 61,787,525 shares of common stock held by Eternity Four Trust, shared voting power with respect to 31,701,809 shares of common stock held by Eternity Four Trust and sole voting power with respect to 30,085,716 shares of common stock held by Eternity Four Trust, Knight Protector, Inc. acts as protector of the Eternity Two Trust, and has shared voting and dispositive power with respect to 3,000,000 shares of common stock held by Eternity Two Trust and shared dispositive power with respect to 759,010 shares of common stock beneficially owned by Eternity Two Trust by virtue of its interest in TAMMS.
(15) Citigroup Institutional Trust Company acts as trustee for the Eternity Four Trust. According to Amendment No. 1 to Schedule 13G filed on February 14, 2005 by Citigroup Inc. and Citigroup Institutional Trust Company (formerly known as Smith Barney Corporate Trust Company), as of December 31, 2004 Citigroup Institutional Trust Company (of which Citigroup Inc. is the sole member) has shared voting power over 14,200 shares of common stock and shared dispositive power over 71,801,725 shares of common stock (71,787,525 shares of which are shares held by the Eternity Four Trust), and Citigroup Inc. has shared voting power over 5,939,903 shares of common stock and shared dispositive power over 77,949,231 shares of common stock (71,787,525 shares of which are shares held by the Eternity Four Trust).
(16) Includes (i) 336,000 Vested Options and (ii) 296,000 shares of common stock owned by Dickinson Enterprises Limited Partnership (the "Dickinson Partnership"). The general partner of the Dickinson Partnership is Dickinson Enterprises, Inc., which is wholly owned by a revocable trust established for the benefit of Mr. Dickinson and his heirs (the "Dickinson Trust"). Under the terms of the instrument governing the Dickinson Trust, Mr. Dickinson has the sole right to vote and direct the sale of the common stock indirectly held by the Dickinson Trust.
(17)  Includes 100,000 Vested Options.
(18) Includes (i) 260,000 Vested Options and (ii) 4,000 shares of common stock owned by the Jackson S. Woolworth Irrevocable Trust and the Cassidy B. Woolworth Trust (Mr. Frank is trustee), as to which Mr. Frank disclaims beneficial ownership.
(19) Includes (i) 10,000 Vested Options and (ii) 13,892 shares held by Mr. Ratcliffe's wife. Does not include Mr. Ratcliffe's conditional right to receive 10,000 restricted stock units and 10,000 shares of common stock pursuant to the Carnival Corporation 2002 Stock Plan after a five-year retention period, during which Mr. Ratcliffe does not have the right to vote or direct the sale of those shares.
(20) Does not include Mr. Ratcliffe's conditional right to receive 23,675 share awards under the Carnival plc Deferred Bonus and Co-Investment Matching Plan after a three-year retention period, during which Mr. Ratcliffe does not have the right to vote or direct the sale of those shares.
(21) Includes (i) 37,600 Vested Options, (ii) 7,000 shares owned by the Capen Trust, of which Mr. Capen is co-trustee, and (iii) 802 shares of common stock owned by Mr. Capen's wife as to which he disclaims beneficial ownership.
(22) Includes (i) 17,600 Vested Options and (ii) 1,800 shares owned by The Arnold and Hazel Donald Charitable Trust (Mrs. Donald is trustee).
(23)  Includes 2,000 Vested Options.
(24) Includes 8,000 shares of common stock held by the Helen K. Lanterman Trust (Mr. Lanterman is trustee).
(25)  Includes  31,600 Vested  Options.
(26) Includes 2,000 shares held by Roy Nominees Limited on behalf of GHM Trustees Limited, the trustee for Sir John's Fixed Unapproved Restricted Retirement Scheme.
(27)  Includes 17,600 Vested Options.
(28)  Includes 6,900 Vested Options.
(29) As reflected in Amendment No. 4 to Schedule 13G, dated February 11, 2005, as filed with the U.S. Securities and Exchange Commission.
(30) Based on notifications to Carnival plc of interests of 3% or more in the share capital of Carnival plc as required by the Companies Act.
(31)  Includes 1,981,294 Vested Options.
(32)  Includes 120,413 Vested Options.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based upon a review of Forms 3 and 4 and amendments thereto furnished to Carnival Corporation and Carnival plc during and with respect to their most recent fiscal year and upon written representations from persons known to Carnival to be subject to Section 16 of the U.S. Securities Exchange Act of 1934, as amended (the "Exchange Act") (a "reporting person") that no Form 5 is required to be filed for such reporting person, all reporting persons filed on a timely basis reports required by Section 16(a) of the Exchange Act during the fiscal year ended November 30, 2005, with the exception of one late report filed by Richard J. Glasier.

                         PROPOSAL 1 (RESOLUTIONS 1-14)
                            RE-ELECTION OF DIRECTORS

The DLC structure requires the boards of Carnival plc and Carnival Corporation to be identical. Shareholders are required to approve the re-election of directors to each board. There are 14 nominees for re-election to each board of directors. Each nominee currently serves as a director of both companies. All directors are to be re-elected to serve until the next annual meeting and until their successors are elected.

With respect to each nominee set forth below, the information presented includes such person's age, the month and year in which such person first became a director, any other position held with Carnival Corporation and Carnival plc, such person's principal occupations during at least the past five years and any directorships held by such nominee in public or certain other companies.

The Nominating & Governance Committees conducted performance evaluations on the members of our boards of directors and reported the results to the boards. The boards determined that each director was an effective member of the boards and, therefore, that each director should be proposed for re-election.

ACCORDINGLY, THE BOARDS OF DIRECTORS UNANIMOUSLY RECOMMEND A VOTE FOR THE RE-ELECTION OF EACH OF THE FOLLOWING NOMINEES:

MICKY ARISON, age 56, has been Chairman of the board of directors of Carnival Corporation since October 1990 and a director since June 1987. He became a director and Chairman of the board of directors of Carnival plc in April 2003. He has been Chief Executive Officer of Carnival Corporation since 1979 and became Chief Executive Officer of Carnival plc in April 2003.

AMBASSADOR RICHARD G. CAPEN, JR., age 71, has been a director of Carnival Corporation since April 1994 and a director of Carnival plc since April 2003. He is currently a corporate director, author and business consultant. From 1992 to 1993, Ambassador Capen served as United States Ambassador to Spain. From 1989 to 1991, Ambassador Capen served as Vice Chairman of Knight-Ridder, Inc. Ambassador Capen was the Chairman and Publisher of the Miami Herald from 1983 to 1989. Ambassador Capen is a member of the board of directors of the Fixed Income Funds of The Capital Group, the New Economy Fund and Smallcap World Fund.

ROBERT H. DICKINSON, age 63, has been a director of Carnival Corporation since June 1987 and a director of Carnival plc since April 2003. Since May 2003, Mr. Dickinson has served as President and Chief Executive Officer of the Carnival Cruise Lines division of Carnival Corporation. From May 1993 through May 2003, Mr. Dickinson was President and Chief Operating Officer of Carnival Cruise Lines. He is a member of the board of directors of Watsco, Inc.

ARNOLD W. DONALD, age 51, has been a director of Carnival Corporation since January 2001 and a director of Carnival plc since April 2003. Since January 2006, Mr. Donald has served as President and Chief Executive Officer of
Juvenile Diabetes Research Foundation International. From March 2000 to November 2005, Mr. Donald was the Chairman of the Board of Merisant Company, a manufacturer and marketer of tabletop sweetener products, including the Equal(R) and Canderel(R) brands. From March 2000 to March 2003, he was also the Chief Executive Officer of Merisant Company. From January 1998 to March 2000 he was Senior Vice-President of Monsanto Company, a company which develops agricultural products and consumer goods, and president of its nutrition and consumer sector. Prior to that he was President of Monsanto Company's agricultural sector. He is a member of the board of directors of Crown Cork & Seal Company, Inc., The Laclede Group, Oil-Dri Corporation of America, Russell Corporation and The Scotts Company.

PIER LUIGI FOSCHI, age 59, has been a director of Carnival Corporation and of Carnival plc since April 2003. He has been Chief Executive Officer of Costa Crociere S.p.A. ("Costa"), a subsidiary of Carnival plc and chairman of its board since January 2000.

HOWARD S. FRANK, age 65, has been Vice Chairman of the board of directors of Carnival Corporation since October 1993 and a director since April 1992. He has been a director, Vice Chairman of the board of directors and Chief Operating Officer of Carnival plc since April 2003. He has served as Chief Operating Officer of Carnival Corporation since January 1998.

RICHARD J. GLASIER, age 60, has been a director of Carnival Corporation and Carnival plc since July 2004. From July 2002 to May 2005, Mr. Glasier was President of Argosy Gaming Company, an owner and operator of casinos, and its Chief Executive Officer from May 2003 until October 2005. From November 1995 to July 2002, Mr. Glasier was Executive Vice President and Chief Financial Officer of Royal Caribbean Cruises Ltd.

BARONESS HOGG, age 59, has been a director of Carnival Corporation since April 2003 and a director of Carnival plc since October 2000. She is Chairman of 3i Group Plc and Frontier Economics Ltd. and Deputy Chairman of GKN plc. She is also a member of the board of directors of BG Group plc and a member of the Financial Reporting Counsel. Sarah Hogg was Head of the Prime Minister's Policy Unit, with the rank of Second Permanent Secretary, from 1990-1995 and served as a non-executive director of The Peninsular and Oriental Steam Navigation Company ("P&O") between 1999 and October 2000.

A. KIRK LANTERMAN, age 74, has been a director of Carnival Corporation since April 1992 and a director of Carnival plc since April 2003. He has been non-executive Chairman of the Board of Holland America Line Inc. ("HAL"), a subsidiary of Carnival plc, since December 2004. He was Chairman of the Board and Chief Executive Officer of HAL from November 2003 to November 2004. From August 1999 to November 2003, he was Chairman of the Board, President and Chief Executive Officer of HAL.

MODESTO A. MAIDIQUE, age 66, has been a director of Carnival Corporation since April 1994 and a director of Carnival plc since April 2003. He has been President of Florida International University ("FIU") since 1986. Prior to assuming the presidency of FIU, Dr. Maidique taught at the Massachusetts Institute of Technology, Harvard University and Stanford University. Dr. Maidique has also served as Vice President and General Manager of the Semiconductor Division of Analog Devices, Inc. which he co-founded in 1969, as President and Chief Executive Officer of Gerome Therapeutics Collaborative Research, Inc., a genetics engineering firm, and as General Partner of Hambrecht & Quist, a venture capital firm. Dr. Maidique is a director of National Semiconductor, Inc.

SIR JOHN PARKER, age 63, has been a director of Carnival Corporation since April 2003 and a non-executive director of Carnival plc since October 2000. He was Deputy Chairman of Carnival plc from September 2002 to April 2003. He is the non-executive Chairman of National Grid plc and Chairman of P&O. He is also Senior Non-executive Director of the Court of the Bank of England. He was formerly a non-executive director of Brambles Industries plc, Chairman of Babcock International Group plc, Chairman of RMC Group plc and a President of the Royal Institution of Naval Architects. Sir John Parker has been a member of the General Committee of Lloyds Register of Shipping since 1983 and was Chairman of its Technical Committee from 1993 until 2002.

PETER G. RATCLIFFE, age 57, has been a director of Carnival Corporation since April 2003 and a director of Carnival plc since October 2000. He was Carnival plc's Chief Executive Officer until April 2003. He is now Chief Executive Officer of P&O Princess Cruises International comprised of Cunard Line, Ocean Village, P&O Cruises, P&O Cruises (Australia), P&O Travel, Princess Cruises, Princess Tours and Swan Hellenic.

STUART SUBOTNICK, age 64, has been a director of Carnival Corporation since July 1987 and a director of Carnival plc since April 2003. Mr. Subotnick has been a general partner and the Executive Vice President of Metromedia Company since July 1986. He is a director of Abovenet Inc., Big City Radio Inc. and Metromedia International Group, Inc.

UZI ZUCKER, age 70, has been a director of Carnival Corporation since July 1987 and a director of Carnival plc since April 2003. Mr. Zucker was a Senior Managing Director of Bear, Stearns & Co. until he retired in December 2002. Mr. Zucker is now a private investor.

                     PROPOSALS 2 & 3 (RESOLUTIONS 15 & 16)
    RE-APPOINTMENT AND REMUNERATION OF INDEPENDENT AUDITORS FOR CARNIVAL PLC
             AND RATIFICATION OF INDEPENDENT REGISTERED CERTIFIED
                PUBLIC ACCOUNTING FIRM FOR CARNIVAL CORPORATION

The Audit Committee of the board of directors of Carnival plc has selected the UK firm of PricewaterhouseCoopers LLP as Carnival plc's independent auditors for the year ending November 30, 2006, subject to approval of our shareholders. The Audit Committee of the board of directors of Carnival Corporation has selected the U.S. firm of PricewaterhouseCoopers LLP as Carnival Corporation's independent registered certified public accounting firm for the year ending November 30, 2006. Representatives of both the U.S. and UK firms of PricewaterhouseCoopers LLP will be present at the annual meetings and will have an opportunity to make a statement if they desire to do so. The
PricewaterhouseCoopers LLP representatives will be available to respond to appropriate questions from shareholders.

This resolution would re-appoint PricewaterhouseCoopers LLP as the independent auditors of Carnival plc until the conclusion of the next general meeting at which accounts are laid. It is a requirement of Section 385(2) of the Companies Act that Carnival plc appoint its independent auditors at a general meeting at which accounts are laid. You are also being asked to authorize the Audit Committee of Carnival plc to determine the remuneration of PricewaterhouseCoopers LLP as independent auditors of Carnival plc.

Although ratification by our shareholders of the appointment of independent certified public accountants for Carnival Corporation is not legally required, our boards of directors believe that such action is desirable. If our shareholders do not approve Proposal 2, the Audit Committees will consider the selection of another accounting firm for 2006 and future years.

THE BOARDS OF DIRECTORS UNANIMOUSLY RECOMMEND A VOTE FOR THE RE-APPOINTMENT OF THE UK FIRM OF PRICEWATERHOUSECOOPERS LLP AS CARNIVAL PLC'S INDEPENDENT AUDITORS FOR THE 2006 FISCAL YEAR, THE AUTHORIZATION OF THE AUDIT COMMITTEE OF CARNIVAL PLC TO AGREE THE REMUNERATION OF PRICEWATERHOUSECOOPERS LLP AND THE RATIFICATION OF THE SELECTION OF THE U.S. FIRM OF PRICEWATERHOUSECOOPERS LLP AS CARNIVAL CORPORATION'S INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM FOR THE 2006 FISCAL YEAR.

                           PROPOSAL 4 (RESOLUTION 17)
                RECEIPT OF ACCOUNTS AND REPORTS OF CARNIVAL PLC

The directors of Carnival plc are required by the Companies Act to present the financial statements, the UK statutory Directors' Report and the auditors' report relating to those accounts to the Carnival plc shareholders. Accordingly, the directors of Carnival plc lay before the annual meetings the Carnival plc accounts and the reports of the directors and auditors for the financial year ended November 30, 2005, which have been approved by and signed on behalf of Carnival plc's board of directors and will be delivered to Companies House in the UK following the annual meetings. Shareholders are voting to approve receipt of these documents, as UK law does not require shareholder approval of the substance and content of these documents. The UK statutory Directors' Report and the UK GAAP summary financial information for the financial year ended November 30, 2005 are attached to this proxy statement as Annex A. The full accounts and reports of Carnival plc will be available for inspection prior to and during the annual meetings.

THE BOARDS OF DIRECTORS UNANIMOUSLY RECOMMEND A VOTE FOR THE RECEIPT OF THE ACCOUNTS AND REPORTS OF CARNIVAL PLC FOR THE FINANCIAL YEAR ENDED NOVEMBER 30, 2005.

                           PROPOSAL 5 (RESOLUTION 18)
                   APPROVAL OF DIRECTORS' REMUNERATION REPORT

The UK Directors' Remuneration Report Regulations 2002 (the "Regulations") require companies listed on the Official List of the UK Listing Authority to prepare a directors' remuneration report, which must be put to a shareholder vote. Shareholders are voting to approve adoption of the Directors' Remuneration Report, which is attached to this proxy statement as Annex B. UK law does not require shareholder approval of the substance and content of the Directors' Remuneration Report. Accordingly, disapproval of the Directors' Remuneration Report will not require us to amend the report although under applicable UK guidelines the boards and Compensation Committees are expected to take into account both the voting result and the views of our shareholders in their application, development and implementation of remuneration policies and schemes.

The Directors' Remuneration Report sets out the board's remuneration policy for the next and subsequent financial years and other details required by the Regulations and the Combined Code appended to the Listing Rules of the UK Listing Authority (the "UK Combined Code").

No action is required in respect of the Report of the Compensation Committees of Carnival Corporation and Carnival plc included in this proxy statement as it is responsive to the rules of the U.S. Securities and Exchange Commission.

THE BOARDS OF DIRECTORS UNANIMOUSLY RECOMMEND A VOTE FOR THE APPROVAL OF THE CARNIVAL PLC DIRECTORS' REMUNERATION REPORT.

                     PROPOSALS 6 & 7 (RESOLUTIONS 19 & 20)
        APPROVAL OF LIMITS ON THE AUTHORITY TO ALLOT CARNIVAL PLC SHARES
         AND THE DISAPPLICATION OF PRE-EMPTION RIGHTS FOR CARNIVAL PLC

At the last Carnival plc annual general meeting, the shareholders of Carnival plc approved appropriate limits on the authority and power granted to directors by Carnival plc's articles of association to allot ordinary shares of Carnival plc and to allot shares for cash without making a pre-emptive offer to existing shareholders. These prior authorizations lapse at the upcoming annual general meeting.

Under Article 30 of Carnival plc's articles of association, the directors have, for a "prescribed period," unconditional authority to allot ordinary shares in Carnival plc up to an aggregate nominal amount known as the "Section 80 amount." The prescribed period and the Section 80 amount are approved by shareholders passing an ordinary resolution. By passing an ordinary resolution, shareholders are authorizing the board of Carnival plc to issue, during the prescribed period, up to an amount of shares having an aggregate nominal value equal to the Section 80 amount, without further shareholder approval. In the absence of such approval, the issuance of any additional shares would require shareholder approval.

Under Article 31, the directors have, for the same prescribed period, power to allot ordinary shares for cash without making a pre-emptive offer to existing shareholders up to an aggregate nominal amount known as the "Section 89 amount." The Section 89 amount is approved by shareholders passing a special resolution. By passing a special resolution, shareholders are authorizing the board of Carnival plc to issue, during the same prescribed period, an amount of shares having an aggregate nominal value equal to the Section 89 amount, for cash without first offering them to existing shareholders of Carnival plc.

Carnival Corporation's articles of incorporation do not contain provisions similar to Articles 30 and 31 of Carnival plc's articles of association and holders of Carnival Corporation shares do not have pre-emption rights. Accordingly, no action is required in respect of Carnival Corporation's authority to allot shares or to disapply pre-emption rights.

In common with many UK companies, resolutions to renew the prescribed period and re-establish the Section 80 amount and the Section 89 amount are normally proposed each year as the directors believe occasions may arise from time to time when it would be beneficial for shares to be allotted and for shares to be allotted for cash without making a pre-emptive offer. This is the purpose of

Resolution  19  (an  ordinary   resolution)   and   Resolution  20  (a  special
resolution). As usual, the prescribed period is the period from the passing of the resolutions until the next annual general meeting.

Guidelines issued by the Association of British Insurers, whose member insurance companies are some of the largest institutional investors in UK listed companies, require the Section 80 amount to be limited to the lesser of
(a) the authorized but unissued ordinary share capital and (b) one-third of the issued ordinary share capital. By reference to Carnival plc's issued ordinary share capital on January 31, 2006, the maximum Section 80 amount is$21,977,399 which is the nominal value of the authorized but unissued ordinary share capital of Carnival plc and is equivalent to approximately 6.23% of Carnival plc's issued share capital.

Guidelines issued by the Pre-emption Group, a group comprising representatives of UK listed companies, investment institutions and corporate finance practitioners and formed under the support of the LSE to monitor the operation of the Guidelines, recommend that a resolution to disapply Section 89 of the Companies Act should be limited to an amount of equity securities not exceeding 5% of the nominal value of the company's issued ordinary share capital. By reference to Carnival plc's issued ordinary share capital on January 31, 2006, the maximum Section 89 amount is$17,651,130.

The directors have no commitment or plans to allot additional shares of Carnival plc.

Carnival plc's authorized share capital is $375 million and (pound)100,002 divided into 225,903,614 ordinary shares of $1.66 each, two subscriber shares of (pound)1 each, 99,998 preference shares of (pound)1 each, a special voting share of (pound)1 and an equalization share of (pound)1. As of January 31, 2006, there were 212,664,217 ordinary shares allotted and issued. The proposals you are voting on do not increase the authorized share capital of Carnival plc.

THE BOARDS OF DIRECTORS UNANIMOUSLY RECOMMEND A VOTE FOR THE APPROVAL OF LIMITS ON THE AUTHORITY TO ALLOT CARNIVAL PLC SHARES AND THE DISAPPLICATION OF PRE-EMPTION RIGHTS FOR CARNIVAL PLC.

                           PROPOSAL 8 (RESOLUTION 21)
           GENERAL AUTHORITY TO BUY BACK CARNIVAL PLC ORDINARY SHARES

In October 2004, Carnival Corporation and Carnival plc announced that their boards of directors had authorized the repurchase of up to an aggregate of $1 billion of Carnival Corporation and Carnival plc shares. Shareholder approval is not required for us to buy back shares of Carnival Corporation, but is required under the Companies Act for us to buy back shares of Carnival plc. Accordingly, last year Carnival Corporation and Carnival plc sought and obtained shareholder approval to effect market purchases (within the meaning of Section 163(3) of the Companies Act) of up to 10,610,900 ordinary shares of Carnival plc (being approximately 5% of Carnival plc's ordinary shares in issue). That approval expires at the conclusion of Carnival plc's 2006 annual general meeting. As a result, shareholder approval to effect market purchases of up to 10,633,211 ordinary shares of Carnival plc (being approximately 5% of Carnival plc's ordinary shares in issue) is being sought. Under the terms of the Equalization and Governance Agreement entered into between Carnival Corporation and Carnival plc on formation of the DLC structure, Carnival plc is restricted from repurchasing more than 5% of its shares in any 12 month period from April 17, 2005 until April 17, 2008.

As of January 31, 2006, Carnival Corporation has purchased 8,002,049 shares of Carnival Corporation for $385.7 million, but neither Carnival Corporation nor Carnival plc has purchased any Carnival plc shares. The boards of directors confirm that the authority to purchase Carnival plc's shares will only be exercised after careful consideration of prevailing market conditions and the position of Carnival plc. In particular the program will only proceed if we believe that it is in the best interests of Carnival Corporation, Carnival plc and their shareholders generally. The boards of directors are making no recommendation as to whether shareholders should sell any shares in Carnival plc and/or Carnival Corporation.

If the boards of directors exercise the authority conferred by Proposal 8 (Resolution 21), we would have the option of holding the shares in treasury, or canceling them. Shares held in treasury can be re-sold for cash, used for employee share schemes or later cancelled. The boards of directors think it prudent to maintain discretion as to dealing with the purchased shares.

The boards of directors considers that any buy back of Carnival plc may include the purchase of its American Depositary Receipts with a subsequent cancellation of the underlying ADSs. If the underlying ADSs are so cancelled, Carnival plc will either cancel or hold in treasury the ordinary share represented by such ADSs.

The minimum price (exclusive of expenses) which may be paid for each Carnival plc ordinary share is $1.66, and the maximum price which may be paid is an amount (exclusive of expenses) equal to the higher of: (i) 105% of the average middle market quotations for an ordinary share, as derived from the LSE Daily Official List, for the five business days immediately preceding the day on which such ordinary share is contracted to be purchased; and (ii) that stipulated by Article 5 of Commission Regulation (EC) of 22 December 2003 (No. 2273/2003).

As of January 31, 2006, there are options outstanding to subscribe for 3,173,637 ordinary shares, which represent approximately 1.5% of Carnival plc's issued share capital. If 10,633,211 ordinary shares of Carnival plc were purchased, these options would represent approximately 1.6% of Carnival plc's issued share capital.

The authority to purchase Carnival plc ordinary shares will expire at the conclusion of the Carnival plc annual general meeting in 2007 or on October 19, 2007, whichever is earlier (except in relation to any purchases of shares the contract for which was entered before the expiry of such authority).

THE BOARDS OF DIRECTORS UNANIMOUSLY RECOMMEND A VOTE FOR THE GENERAL AUTHORITY TO BUY BACK CARNIVAL PLC ORDINARY SHARES.

                     BOARD STRUCTURE AND COMMITTEE MEETINGS

INDEPENDENCE OF BOARD MEMBERS

The boards of directors have determined that each of the following directors is an "independent director" in accordance with the corporate governance rules of the NYSE as a result of having no material relationship with Carnival Corporation & plc other than (1) serving as a director and board committee member, (2) receiving related fees as disclosed in this proxy statement and (3) having beneficial ownership of Carnival Corporation and/or Carnival plc securities as disclosed in the section of this proxy statement entitled "STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT": Ambassador Richard G. Capen, Jr., Arnold W. Donald, Richard J. Glasier, Baroness Hogg, Modesto A. Maidique, Sir John Parker, Stuart Subotnick and Uzi Zucker.

BOARD MEETINGS

During the year ended November 30, 2005, the board of directors of each of Carnival Corporation and Carnival plc held a total of eight meetings and each Carnival Corporation director and each Carnival plc director attended either telephonically or in person at least 75% of all Carnival Corporation board of directors and applicable committee meetings.

Our corporate governance guidelines provide that our non-management directors will meet privately in executive session at least quarterly. Since A. Kirk Lanterman continues to serve as our consultant, he does not participate in the executive sessions. All of our other non-management directors (each of whom satisfy the independence requirements of the NYSE), acting in executive session, elected Stuart Subotnick as the Presiding Director to preside at these meetings. Mr. Subotnick also acts as the senior independent director under the UK Combined Code.

All board members are expected to attend our annual meetings of shareholders. At the 2005 annual meetings, all of the current board members of each company were in attendance.

BOARD COMMITTEES

The board of directors of each of Carnival Corporation and Carnival plc has established standing Audit, Nominating & Governance, Compensation and Executive Committees, which are comprised of the same directors for each company. A majority of the directors of each company and all of the members of the Audit Committee, Nominating & Governance Committee and Compensation Committee of each company are independent (as defined by the listing standards of the NYSE and the UK Combined Code).

The membership and function of each committee is described below and a copy of the charter of each of the Audit, Nominating & Governance and Compensation Committees is available on our website at www.carnivalcorp.com or www.carnivalplc.com and is available in print to any shareholder who requests it. Each committee will periodically review its charter in light of new developments in applicable regulations and may make additional recommendations to the boards to reflect evolving best practices.

Additional information with respect to Carnival plc's corporate governance practices during the 2005 financial year is included in the Carnival plc Corporate Governance Report attached to this proxy statement as Annex C.

------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF MEETINGS/
                                                                                         CONSENT ACTIONS IN
NAME OF COMMITTEE AND MEMBERS                    FUNCTIONS OF THE COMMITTEE                 FISCAL 2005
------------------------------------------------------------------------------------------------------------------

AUDIT:                                o     Inspects the work and written reports
     Stuart Subotnick, Chair                of our internal audit department                       12
     Richard G. Capen, Jr.            o     Reviews submissions from independent
     Arnold W. Donald                       auditors
     Richard J. Glasier               o     Selects independent auditors and
     Sir John Parker                        approves fees for audit and non-audit
                                            services
                                      o     Assists board oversight of:

------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF MEETINGS/
                                                                                         CONSENT ACTIONS IN
NAME OF COMMITTEE AND MEMBERS                    FUNCTIONS OF THE COMMITTEE                 FISCAL 2005
------------------------------------------------------------------------------------------------------------------
                                            --   the integrity of our financial
                                                 statements;
                                            --   our compliance with legal and
                                                 regulatory requirements;
                                            --   the independent auditors'
                                                 qualifications and independence;
                                                 and
                                            --   the performance of the internal audit
                                                 function and the independent auditors

                                      o     Prepares the report of the Audit
                                            Committee to be included in our proxy
                                            statement

NOMINATING &                          o     Develops and recommends to the boards                   5
GOVERNANCE:                                 Corporate Governance Guidelines
    Uzi Zucker, Chair                       reflecting the requirements applicable to
    Baroness Hogg                           companies listed for trading on the NYSE
    Stuart Subotnick                        and the LSE
                                      o     Identifies individuals qualified to
                                            become board members
                                      o     Recommends to the boards the director
                                            nominees for the next annual meetings
                                            OF shareholders
                                      o     Recommends to the boards director
                                            nominees for each committee
                                      o     Assists the boards with such other
                                            matters as may be set forth in its
                                            charter from time to time

COMPENSATION:                         o     Discharges the board's
     Modesto A. Maidique, Chair             responsibilities relating to the                        8
     Richard J. Glasier                     compensation of independent directors
     Sir John Parker                        and executive officers
                                      o     Administers stock incentive plans
                                      o     Approves grants of stock and option
                                            awards
                                      o     Prepares the annual report on
                                            executive compensation to be included
                                            in our proxy statement
                                      o     Makes recommendations to the board
                                            with respect to incentive compensation
                                            and equity-based plans

EXECUTIVE:                            o     Exercises the authority of the full
     Micky Arison, Chair                    board of directors in between board                     4
     Howard S. Frank                        meetings
     Uzi Zucker

CORPORATE GOVERNANCE GUIDELINES

Our Corporate Governance Guidelines address various governance issues and principles, including director qualifications and responsibilities, access to management personnel, director compensation, director orientation and continuing education and annual performance evaluations of the boards and directors. Our Corporate Governance Guidelines are posted on our website at www.carnivalcorp.com or www.carnivalplc.com.

NOMINATIONS OF DIRECTORS

Carnival Corporation and Carnival plc are two separate legal entities and, therefore, each has a separate board of directors, each of which in turn has its own Nominating & Governance Committee. As the DLC structure requires that there be identical boards of directors, the Committees make one set of determinations in relation to both companies.

The Nominating & Governance Committees actively seek individuals qualified to become board members and recommend to the boards the nominees to stand for election as directors at the annual meetings of shareholders or, if applicable, at a special meeting of shareholders.

When evaluating prospective candidates for director, regardless of the source of the nomination, the Nominating & Governance Committees will consider, in accordance with their charter, such factors, as they deem appropriate, including:

o     the candidate's judgment;

o     the candidate's skill;

o     diversity considerations;

o the candidate's experience with businesses and other organizations of comparable size;

o the interplay of the candidate's experience with the experience of other board members; and

o the extent to which the candidate would be a desirable addition to the boards and any committees of the boards.

The Nominating & Governance Committees will also use their best efforts to seek to ensure that the composition of the boards at all times adheres to the independence requirements applicable to companies listed for trading on the NYSE and the LSE. The Nominating & Governance Committees may consider candidates proposed by management, but is not required to do so. Other than the foregoing, there are no stated minimum criteria for director nominees.

The Nominating & Governance Committees identify nominees by first evaluating the current members of the boards willing to continue in service. Current members of the boards with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the boards with that of obtaining a new perspective. If any member of the boards does not wish to continue in service or if the Nominating & Governance Committees or the boards decide not to re-nominate a member for re-election, the Nominating & Governance Committees identify the desired skills and experience of a new nominee in light of the criteria above. Current members of the Nominating & Governance Committees and the boards are polled for suggestions as to individuals meeting the criteria of the Nominating & Governance Committees. The Nominating and Governance Committees may engage a third party search firm to identify or evaluate or assist in identifying potential nominees.

PROCEDURES REGARDING DIRECTOR CANDIDATES RECOMMENDED BY SHAREHOLDERS

The Nominating & Governance Committees will also consider shareholder recommendations of qualified nominees when such recommendations are submitted in accordance with the procedures below. In order to have a nominee considered by the Nominating & Governance Committees for election at the 2007 annual meetings, a shareholder must submit its recommendation in writing to the attention of our Secretary at our headquarters not later than November 10, 2006. Any such recommendation must include:

o     the name and address of the candidate;

o a brief biographical description, including his or her occupation for at least the last five years, and a statement of the qualifications of the candidate, taking into account the qualification requirements set forth above; and

o the candidate's signed consent to serve as a director if elected and to be named in the proxy statement.

Once we receive the recommendation, we will deliver to the candidate a questionnaire that requests additional information about the candidate's independence, qualifications and other matters that would assist the Nominating & Governance Committees in evaluating the candidate, as well as certain information that must be disclosed about the candidate in our proxy statement or other regulatory filings, if nominated. Candidates must complete and return the questionnaire within the time frame provided to be considered for nomination by the Committees.

COMMUNICATIONS BETWEEN SHAREHOLDERS AND THE BOARDS

Shareholders who wish to communicate with the boards should address their communications to the attention of the Secretary of Carnival Corporation and Carnival plc at 3655 N.W. 87th Avenue, Miami, Florida 33178-2428. The Secretary will maintain a log of all such communications, promptly forward to the Presiding Director those which the Secretary believes require immediate attention, and also periodically provide the Presiding Director with a summary of all such communications and any responsive actions taken. The Presiding Director will notify the boards or the chairs of the relevant board committees as to those matters that he believes are appropriate for further action or discussion.

COMMUNICATIONS BETWEEN INTERESTED PARTIES AND THE PRESIDING DIRECTOR

Interested parties who wish to communicate with the Presiding Director should address their communications to the attention of Stuart Subotnick at 3655 N.W. 87th Avenue, Miami, Florida 33178-2428. The Presiding Director will notify the boards or the chairs of the relevant board committees as to those matters that he believes are appropriate for further action or discussion.

CODE OF BUSINESS CONDUCT AND ETHICS

Carnival Corporation and Carnival plc's Code of Business Conduct and Ethics applies to all employees and members of the boards of Carnival Corporation and Carnival plc. Our Code of Business Conduct and Ethics is posted on our website at www.carnivalcorp.com or www.carnivalplc.com and is available in print to any shareholder who requests it. The Code of Business Conduct and Ethics may be amended periodically to remain in line with best practices.

              DIRECTOR COMPENSATION AND STOCK OWNERSHIP GUIDELINES

Our non-employee directors are entitled to receive an annual retainer of $40,000 per year, an attendance fee per board meeting of $5,000 ($2,000 if meeting attended by telephone), equity compensation in the form of options to acquire shares of Carnival Corporation common stock, restricted stock or restricted stock units, as further described below, and reimbursement for travel, meals and accommodation expenses attendant to their board membership. In certain circumstances, we request that the directors' spouses attend a special event and we reimburse the directors for travel expenses incurred. In addition, non-employee directors receive additional compensation for serving as chairman or a member of a board committee, as follows:

                                                       RETAINER              ATTENDANCE FEE
                                                --------------------      ---------------------
                                                                             IN          BY
                                                  CHAIR      MEMBER        PERSON     TELEPHONE
                                                ---------   --------      --------    ---------
Audit Committees............................    $  15,000   $  7,500      $  3,000    $  1,500
All other Committees........................    $   7,500   $  3,750      $  2,500    $  1,250

For purposes of calculating fees, a board or committee meeting of Carnival Corporation and a concurrent or related board or committee meeting of Carnival plc constitute a single meeting. Directors who are employed by us or our subsidiaries or acting as our consultants do not receive any additional compensation for their board activities.

During fiscal 2005, with the exception of A. Kirk Lanterman who elected not to participate, each non-executive director received an award representing 10,000 "points" under the Amended and Restated Carnival Corporation 2001 Outside Director Stock Plan. Each option to purchase one share of Carnival Corporation common stock represents one point and each share of Carnival Corporation restricted stock represents four points. At the discretion of the Compensation Committee, an award may be composed of options, restricted stock, restricted stock units or a combination thereof. During fiscal 2005, the following awards were made to non-executive directors:

   --------------------------------------------------------------------
                                       NUMBER OF         NUMBER OF
    NON-EXECUTIVE DIRECTOR              OPTIONS      RESTRICTED SHARES
   --------------------------------------------------------------------
    Richard G. Capen, Jr.                10,000              --
   --------------------------------------------------------------------
    Arnold W. Donald                     5,000              1,250
   --------------------------------------------------------------------
    Richard J. Glasier                   10,000              --
   --------------------------------------------------------------------
    Baroness Hogg                         --               2,500
   --------------------------------------------------------------------
    Modesto A. Maidique                 10,000              --
   --------------------------------------------------------------------
    Sir John Parker                       --               2,500
   --------------------------------------------------------------------
    Stuart Subotnick                      --               2,500
   --------------------------------------------------------------------
    Uzi Zucker                          10,000              --
   --------------------------------------------------------------------

The exercise price for the options is $46.61, being the average of the high and low market prices of Carnival Corporation common stock on the date of grant. The options and restricted stock vest ratably over a five year period. The options and restricted stock shall also vest in full upon the death or disability of the director, and shall continue to vest in accordance with the original five-year vesting schedule and are not forfeited if a director ceases to be a director for any other reason after serving as a director for at least one year. The options expire on the 10th anniversary of the grant date.

Until October 2005, Baroness Hogg and Sir John Parker also received an additional $5,000 for each board meeting held outside the UK attended in person as part compensation for not previously accepting stock options. Following the grant of awards under the Amended and Restated Carnival Corporation 2001
Outside  Director  Stock Plan in October 2005 when  Baroness  Hogg and Sir John
Parker received their first awards under that plan, this additional compensation was discontinued.

The following policies also apply to our non-executive directors:

o STOCK OWNERSHIP GUIDELINES. All non-executive directors should own at least 5,000 shares of either Carnival Corporation common stock or Carnival plc ordinary shares. The board has mandated that this guideline be achieved by October 2007.

o PRODUCT FAMILIARIZATION. All non-executive directors are encouraged to take a cruise for up to 14 days per year for product familiarization and pay a fare of $35 per day for such cruises. Guests traveling with the non-executive director in the same stateroom will each be charged a fare of $35 per day. All other charges associated with the cruise (e.g., air fares, government fees and taxes, gratuities, ground transfers, tours, etc.) are the responsibility of the non-executive director.

CARNIVAL PLC

Additional information with respect to Carnival plc's compensation and reimbursement practices during fiscal 2005 for non-employee directors is included in the Carnival plc Directors' Remuneration Report, which is attached as Annex B to this proxy statement.

                             EXECUTIVE COMPENSATION

Although Carnival Corporation and Carnival plc are two separate entities with separate officers, our business is run by a single management team. The following table sets forth all compensation awarded to, earned by, or paid to our Chief Executive Officer and our four other most highly compensated executive officers (each of whom are also members of our boards of directors) for the years ended November 30, 2005, 2004 and 2003

                                                             SUMMARY COMPENSATION TABLE

                                                                                     LONG TERM
                                        ANNUAL COMPENSATION                     COMPENSATION AWARDS                  PAYOUTS
                                  ---------------------------------------   ---------------------------     ------------------------
                                                                                          NUMBER OF
                                                                            RESTRICTED    SECURITIES
                                                             OTHER ANNUAL      STOCK      UNDERLYING            LTIP     ALL OTHER
NAME AND PRINCIPAL                                           COMPENSATION     AWARDS       OPTIONS            PAYOUTS   COMPENSATION
     POSITION             YEAR    SALARY($)       BONUS($)*      ($)(1)    ($)(2)(3)(4)   (#)(3)(4)             ($)         ($)
------------------------------------------------------------------------------------------------------------------------------------
Micky Arison              2005     800,000              *       398,900      3,218,400      120,000             --           --
     Chairman and         2004     700,000      2,400,000(5)    389,500      3,475,200      120,000             --           --
     CEO                  2003     500,000      1,675,000       101,200      2,654,000      120,000             --           --

Howard S. Frank           2005     700,000              *       198,300      2,682,000      100,000             --           --
    Vice Chairman         2004     600,000      2,300,000       193,400      2,896,000      100,000             --           --
     and COO              2003     400,000      1,645,000       198,100      4,913,650      100,000             --           --

Robert H. Dickinson       2005     741,000              *       160,100      2,070,400       80,000             --           --
     President and CEO    2004     400,000      1,393,200(6)    137,600      1,849,200       80,000             --           --
     of Carnival Cruise   2003     400,000      1,256,200(6)     98,900      5,688,400       80,000             --           --
     Lines

Peter G. Ratcliffe        2004   1,100,000              *        56,900              *       50,000             --       67,000(12)
     CEO of P&O           2004   1,100,000        814,000(8)     60,500      1,393,200(9)    50,000             --       66,700(12)
     Princess Cruises     2003     996,833(7)     419,800(8)     57,800        864,900(9)    51,188(10)  3,130,000(11)   61,300(12)
     International

Pier Luigi Foschi         2005   1,097,000(13)          *       237,100              *       50,000(15)         --           --
     Chairman and         2004     981,000(13)  1,033,000(14)   150,000             --         (15)             --           --
     CEO of Costa         2003     885,000(13)    490,000(14)    75,000          (15)          (15)             --           --

---------
* Neither the 2005 annual bonuses for the named executive officers nor the share awards anticipated to be made to Messrs. Ratcliffe and Foschi have been finally determined at the time this preliminary proxy statement was filed.
(1) This column includes our aggregate incremental cost of providing perquisites and personal benefits to the named executive officers. The amounts of personal benefits shown in this column for fiscal 2005 that represent more than 25% of the applicable executive's total Other Annual Compensation include: personal use of sporting event tickets of $135,100 to Mr. Arison; personal use of the Carnival Corporation aircraft of $215,536 to Mr. Arison and $101,889 to Mr. Frank; personal air travel of $90,119 to Mr. Dickinson; private club membership of $18,614 and automobile lease of $16,337 to Mr. Ratcliffe; and living accommodations of $99,382 and driver and security services of $76,562 to Mr. Foschi.
(2) Represents the value, based on the closing market price of Carnival Corporation common stock on the NYSE on the date of grant. As of November 30, 2005, Messrs. Arison, Frank and Dickinson held 300,000 shares,
      310,000 shares and 296,000 shares of restricted Carnival Corporation common stock, respectively. As of November 30, 2005, Mr. Ratcliffe held 10,000 shares of restricted Carnival Corporation common stock and 10,000 restricted stock units ("RSUs"). The restricted shares owned by Messrs. Frank and Dickinson include a special one-time grant in April 2003 of 100,000 restricted shares of Carnival Corporation common stock to Mr. Frank in recognition of Mr. Frank's additional role and responsibilities during the period leading up to competition clearance of the P&O Princess acquisition and the completion of the DLC transaction and 160,000 restricted shares of Carnival Corporation common stock to Mr. Dickinson in recognition of his continuing services as the President and Chief Executive Officer of Carnival Cruise Lines. As of November 30, 2005, Mr. Foschi did not own any shares of restricted Carnival Corporation common stock or RSUs. At November 30, 2005, based on the closing price of Carnival Corporation common stock on such date of $54.49 per share, such restricted shares of common stock and RSUs owned by Messrs. Arison, Frank, Dickinson and Ratcliffe had a value of $16,347,000, $16,891,900, $16,129,040, and $1,089,800, respectively. Generally, the restricted shares will continue to vest following retirement after a certain age. Except for the restricted shares owned by Mr. Ratcliffe, the restricted shares of Carnival Corporation common stock held by such executive officers have the same rights with respect to dividends and other distributions as all other outstanding shares of Carnival Corporation common stock.
(3) Except as otherwise indicated, represents shares or options in respect of Carnival Corporation common stock. No stock appreciation rights were granted to any of the named executive officers.
(4) In certain instances, shares and options are granted to executive officers during the subsequent fiscal year in recognition of services rendered during the prior fiscal year.
(5) The entire amount of Mr. Arison's 2004 bonus was donated to the American Red Cross International Response Fund, the U.S. Fund for UNICEF and Save the Children Asia Earthquake/Tsunami Relief Fund to aid in the tsunami relief efforts in Asia and Africa.

(6) Represents amounts payable to Mr. Dickinson pursuant to the Carnival Cruise Lines Management Incentive Plan (or its predecessors, as applicable) pursuant to which key management employees of Carnival Cruise Lines participate in a bonus pool primarily based on Carnival Cruise Lines' return on invested capital.
(7) Represents Mr. Ratcliffe's compensation for the fiscal year ended November 30, 2003 (including for the period through April 16, 2003, as Chief Executive Officer of P&O Princess Cruises plc).
(8) Represents cash amounts payable to Mr. Ratcliffe under his employment agreement pursuant to which he receives a bonus contingent upon the net income of certain specified cruise and tour brands, consisting of Cunard Line, Ocean Village, P&O Cruises, P&O Cruises (Australia), P&O Travel, Princess Cruises, Princess Tours and Swan Hellenic units. The cash amount represents 50% of Mr. Ratcliffe's bonus, the other 50% of which is payable in shares of Carnival plc pursuant to the Deferred Bonus Plan described in note (9) below.
(9) Represents (a) the value of 10,000 shares of restricted Carnival Corporation common stock or RSUs, based on the closing market price of Carnival Corporation common stock on the NYSE on the date of grant, and
      (b) the value of awards over shares in Carnival plc in respect of 50% of Mr. Ratcliffe's annual bonus described in note (8) above. We anticipate that the share awards in respect of Mr. Ratcliffe's 2005 bonus will be granted to him in February 2006. Pursuant to the terms of Carnival plc Deferred Bonus and Co-Investment Matching Plan (the "Deferred Bonus Plan"), 50% of Mr. Ratcliffe's bonus is payable in the form of a conditional right to receive Carnival plc shares after a three-year retention period. As of November 30, 2005, Mr. Ratcliffe held 36,979 share awards under the Deferred Bonus Plan, which were granted in respect of his 2002, 2003 and 2004 bonuses. At November 30, 2005, based on the closing price of Carnival plc ordinary shares on such date of
      (pound)32.41, such 36,979 restricted shares had a value of (pound)1,198,489 (or $2,073,386 based on the November 30, 2005 exchange rate of $1.73:(pound)1), which shares have the right to dividends during THe retention period.
(10) Represents options to purchase ordinary shares of Carnival plc granted to Mr. Ratcliffe on April 15, 2003.
(11) Represents the value of 128,473 Carnival plc ordinary shares at the April 15, 2003 share price of $24.37 (based on an exchange rate of $1.5748:(pound)1) acquired by Mr. Ratcliffe on April 15, 2003 through THe acceleration resulting from the DLC transaction of LTIP options, LTIP awards, share awards and matching awards, granted to him by P&O Princess Cruises plc in his capacity as Chief Executive Officer of P&O Princess Cruises plc.
(12) Represents employer contributions made on behalf of Mr. Ratcliffe under the Princess Cruises Retirement Savings Plan in the amount of $12,000, $12,300 and $12,600 in fiscal 2003, 2004 and 2005, respectively, and employee contributions made by Carnival plc on behalf of Mr. Ratcliffe under the P&O Princess Cruises Pension Scheme in the amount of $49,300, $54,400 and $54,400 in fiscal 2003, 2004 and 2005, respectively.
(13) Mr. Foschi's compensation was payable in euro. His base salary has been translated into U.S. dollars at the average exchange rate of the dollar for the 2003 fiscal year of $1.114=(euro)1, 2004 fiscal year of $1.235=(eurO)1 and 2005 fiscal year of $1.258=(euro)1. His 2005 bonus will be translated into U.S. dollars at the exchange rate OF $1.22=(euro)1.
(14) Represents amounts payable to Mr. Foschi under an agreement pursuant to which he receives a base bonus (which was (euro)669,000 in 2005 and was
      (euro)440,000 in 2004 and 2003) plus additional amounts based On the percentage increase in consolidated net income of Costa.
(15) In October 2003, the Compensation Committees approved a grant to Mr. Foschi of 50,000 options to purchase Carnival Corporation common stock pursuant to the terms of the Carnival Corporation 2002 Stock Plan.
      Following the legal transfer of Costa from Carnival Corporation to Carnival plc in December 2003, the Costa employees participating in the Carnival Corporation 2002 Stock Plan and Carnival Corporation would have faced significant negative tax consequences under Italian law if the employees retained their options. Accordingly, in February 2004, the Compensation Committees accelerated the vesting of all Carnival Corporation options granted to Costa employees and approved a general exceptional grant of share options under Carnival plc's Executive Share Option Plan to replace the Carnival Corporation options. Mr. Foschi received options over 200,000 Carnival plc ordinary shares as part of this general exceptional grant, being the number of Carnival Corporation stock options he had outstanding at the time of the transfer of Costa.

      In October 2004, Mr. Foschi received an option over 58,264 Carnival plc ordinary shares which replaced the value of a grant of 10,000 restricted shares of Carnival Corporation originally granted on January 30, 2004. The restricted shares were rescinded because of significant negative tax consequences under Italian law if Mr. Foschi retained shares. Mr. Foschi was also granted an option over 28,800 Carnival plc ordinary shares as part of a wider grant of options to Costa employees. Due to limitations under Carnival plc's Executive Share Option Plan, we were unable to grant Mr. Foschi the 50,000 annual grant of options that were historically granted to him. Accordingly, when our shareholders approved the adoption of the Carnival plc 2005 Employee Share Plan in April 2005, the Compensation Committee granted Mr. Foschi an additional option over 21,200 Carnival plc ordinary shares.

      In October 2005, the Compensation Committee granted Mr. Foschi an option over 40,000 Carnival plc ordinary shares to Mr. Foschi in lieu of the 10,000 shares of restricted stock he historically would have received in 2004.

Additional information with respect to Carnival plc's compensation and reimbursement practices during fiscal 2005 for non-employee (or non-executive) directors is included in the Carnival plc Directors' Remuneration Report, which is attached as Annex B to this proxy statement.

                        OPTION GRANTS IN LAST FISCAL YEAR

The following table sets forth all stock options granted to our Chief Executive Officer and our four other most highly compensated executive officers during fiscal 2005.

                                                             INDIVIDUAL GRANTS
                      --------------------------------------------------------------------------------------------
                              NUMBER OF         PERCENT OF
                             SECURITIES       TOTAL OPTIONS
                             UNDERLYING         GRANTED TO       EXERCISE OR                     GRANT DATE
                           OPTIONS GRANTED     EMPLOYEES IN       BASE PRICE      EXPIRATION      PRESENT
NAME                          (#)(1)(2)       FISCAL YEAR(3)      ($/SH)(4)          DATE       VALUE ($)(5)
------------------------------------------------------------------------------------------------------------------
Micky Arison                   120,000            2.70%             46.610          10/18/2012     1,326,000
Howard S. Frank                100,000            2.25%             46.610          10/18/2012     1,105,000
Robert H. Dickinson             80,000            1.80%             52.185          08/01/2015     1,052,000
Peter G. Ratcliffe              50,000            1.12%             50.225          04/14/2015       676,500
Pier Luigi Foschi               21,200            0.48%             55.434          04/14/2015       305,492
                                40,000            0.90%             50.453          10/18/2015       516,400

---------
(1) Represents options granted in respect of Carnival Corporation common stock, except for options granted to Mr. Foschi which are in respect of Carnival plc ordinary shares. No stock appreciation rights were granted to the executive officers in fiscal 2005.
(2) Subject to accelerated vesting upon the death or disability of the option holder, each option is exercisable in amounts equal to twenty percent of the aggregate number of shares underlying the option, on the first through fifth anniversaries of the grant date, except for the options granted to Mr. Foschi on April 14, 2005, all of which vest on the third anniversary of the grant date. Generally, the options will continue to vest and are not forfeited following retirement after a certain age.
(3) Represents the percent of the aggregate of Carnival Corporation and Carnival plc options granted. (4) Except in the case of options granted to Mr. Foschi, represents fair market value of Carnival Corporation common stock at date of grant. In the case of options granted to Mr. Foschi, represents the middle market quotation of Carnival plc ordinary shares on the date of grant. The exercise price for the Carnival plc options granted on April 14, 2005 is (pound)29.33 and October 18, 2005 is (pound)28.83. These amounts have been converted to U.S. dollars based on the grant date exchange rates of $1.89:(pound)1 and $1.75:(pound)1, respectively.
(5) The Black-Scholes option pricing model was chosen to estimate the Grant Date Present Value set forth in this table of (a) the Carnival Corporation options at $13.53 per share at April 14, 2005, $13.15 per share at August 1, 2005 and $11.05 per share at October 18, 2005 and (b) the Carnival plc options at $14.41 per share at April 14, 2005 and $12.91 per share at October 18, 2005. Our use of this model should not be construed as an endorsement of its accuracy at valuing options. All stock option models require a prediction about the future movement of the stock price. Several factors impact the expected option life, including the vesting schedule of the options. All of the options described above lapse on the tenth anniversary of the grant date with the exception of the Carnival Corporation options granted on October 18, 2005 which lapse on the seventh anniversary of the grant date. In addition, all of the options described above vest ratably over five years with the exception of the Carnival plc options granted on April 14, 2005 which cliff vest on the third anniversary of the grant date. Accordingly, the Grant Date Present Values presented in the table were determined in part using the following assumptions:

                                                           CARNIVAL CORPORATION                             CARNIVAL PLC
                                            ---------------------------------------------------   ---------------------------------
                                            APRIL 14, 2005    AUGUST 1, 2005   OCTOBER 18, 2005   APRIL 14, 2005   OCTOBER 18, 2005
                                            --------------    --------------   ----------------   --------------   ----------------
         Expected volatility...............     27.00%           27.00%            27.00%            27.00%            27.00%
         Risk free interest rate...........      4.08%            4.17%             4.30%            4.61%              4.36%
         Expected dividend yield...........      1.92%            2.47%             2.42%            1.82%              2.48%
         Expected option life..............      5.75 years       5.75 years        4.75 years       4.75 years         5.75 years

      The real value of the options in this table depends upon the actual performance of Carnival Corporation common stock and Carnival plc ordinary shares, as applicable, during the applicable period and upon when they are exercised. The approach used in developing the assumptions upon which the Black-Scholes valuation was done is consistent with the requirements of Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation."

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                        FISCAL YEAR-END OPTION VALUES(1)

The following table provides information on the values of the exercised and unexercised options held by our Chief Executive Officer and our four other most highly compensated executive officers at November 30, 2005.

                                                         NUMBER OF SECURITIES
                                                               UNDERLYING                   VALUE OF UNEXERCISED
                                                         UNEXERCISED OPTIONS AT           IN-THE-MONEY OPTIONS AT
                                                           FISCAL YEAR END(#)                FISCAL YEAR END ($)
                                                     -----------------------------------------------------------------
                     SHARES ACQUIRED       VALUE
NAME                 ON EXERCISE(#)(1)   REALIZED($)   EXERCISABLE   UNEXERCISABLE      EXERCISABLE      UNEXERCISABLE
----------------------------------------------------------------------------------------------------------------------
Micky Arison                --              --            768,000        432,000         16,042,710(2)    6,828,240(2)
Howard S. Frank             --              --            640,000        360,000         13,368,925(2)    5,690,200(2)
Robert H. Dickinson       96,000        3,250,840         320,000        240,000          5,647,880(2)    2,963,400(2)
Peter G. Ratcliffe          --              --             10,000         90,000            110,050(2)      659,700(2)
                            --              --                  0         51,188(3)               0       1,622,670(4)
Pier Luigi Foschi           --              --            50,000(3)      298,264(3)         599,500(4)    2,747,649(4)

-------------
(1) Except as otherwise indicated, represents options granted in respect of Carnival Corporation common stock. No stock appreciation rights are held by any of the named executive officers.
(2) The value of the unexercised options is based upon the difference between the exercise price and the average of the high and low market prices of Carnival Corporation common stock on November 30, 2005 of $54.615.
(3) Represents stock options granted in respect of Carnival plc ordinary shares.
(4) The value of the unexercised options is based upon the difference between the exercise price and the mid-market price of Carnival plc ordinary shares on November 30, 2005 of (pound)32.41 (or $56.07 based on an exchange rate of $1.73:(pound)1).

Additional information with respect to option values for the directors of Carnival plc for the financial year ended November 30, 2005 is included in the Carnival plc Directors' Remuneration Report, which is attached as Annex B to this proxy statement.

                            COMPENSATION AGREEMENTS

EXECUTIVE LONG-TERM COMPENSATION AGREEMENTS

Carnival Corporation has entered into Executive Long-Term Compensation Agreements (the "Compensation Agreements") with Micky Arison, its Chairman of the Board and Chief Executive Officer, Howard S. Frank, its Vice Chairman of the Board and Chief Operating Officer, and Robert H. Dickinson, President and Chief Executive Officer of Carnival Cruise Lines (each an "Officer"). The Compensation Agreements provide that during the term of such Officer's employment, Carnival Corporation will provide long-term compensation (in addition to his annual compensation consisting of a base salary and annual bonus, which in the case of Mr. Dickinson is awarded under the Carnival Cruise Lines Management Incentive Plan) in the form of annual grants to each Officer, contingent upon satisfactory performance, as follows: Mr. Arison, 60,000 restricted shares of common stock and 120,000 options to purchase common stock; Mr. Frank, 50,000 restricted shares of common stock and 100,000 options to purchase common stock; and Mr. Dickinson, 40,000 restricted shares of common stock and 80,000 options to purchase common stock.

The options vest in five equal annual installments beginning one year from the date of grant and the restricted shares of common stock vest five years from the date of grant. Unvested options and restricted shares of common stock are forfeited if an Officer's employment is terminated for cause, if he engages in competition with Carnival Corporation or if he violates the nondisclosure provisions of the Compensation Agreement, or by the Officer prior to attaining a specified age other than as a result of a terminal medical condition.

EMPLOYMENT AGREEMENT

Peter G. Ratcliffe has entered into an employment agreement under which he acts as Chief Executive Officer of P&O Princess Cruises International responsible for the Cunard Line, Ocean Village, P&O Cruises, P&O Cruises (Australia), P&O Travel, Princess Cruises, Princess Tours and Swan Hellenic units (the "Covered

Operations"). Mr. Ratcliffe's base salary is $1.1 million with an annual bonus based on a specified percentage of the adjusted net income from the Covered Operations. Fifty percent of the annual bonus is payable in cash with the remaining fifty percent payable in the form of a right to receive shares in Carnival plc ("share awards") after a retention period of three years pursuant to the terms of the Deferred Bonus Plan. The employment agreement provides that Carnival Corporation will provide an annual grant of options to purchase 50,000 shares of Carnival Corporation common stock, contingent upon satisfactory performance. The options vest in five equal annual installments beginning one year from the date of grant. Unvested options are forfeited if Mr. Ratcliffe's employment is terminated for cause or because he is in material violation of the non-competition, non-disclosure or intellectual property provisions of his employment agreement, or by Mr. Ratcliffe prior to the age of 60 other than as a result of a terminal medical condition or for good reason as defined in his employment agreement.

Mr. Ratcliffe is also entitled to certain fringe benefits available to other senior executives as well as participation in the P&O Princess Cruises Pension Scheme.

If Mr. Ratcliffe's employment agreement is terminated by Carnival plc without "cause" or is terminated by Mr. Ratcliffe with "good reason" (as such terms are defined in the employment agreement), Mr. Ratcliffe is entitled to compensation of base salary, a bonus equal to the bonus paid the year prior to termination and certain other benefits unless Mr. Ratcliffe becomes eligible for similar benefits from another employer prior to expiration of 12 months from the date of termination. If Mr. Ratcliffe's employment is terminated for cause, Mr. Ratcliffe terminates the employment agreement without good reason or Mr.
Ratcliffe materially breaches the non-disclosure or intellectual property provisions of the employment agreement, no additional compensation is due. In the event of termination for reasons other than for cause Mr. Ratcliffe retains his share awards and matching awards for the full retention period, subject to certain exceptions.

SERVICE AGREEMENT

In February 2005, Costa entered into a service agreement with Mr. Foschi under which he acts as its chairman and chief executive officer. The agreement provides that during its term Mr. Foschi is entitled to an annual base salary of (euro)757,000 per year (which may be subject to increases upon renewal of the agreement), a base bonus (which was (euro)669,000 in 2005) plus additional amounts based on the percentage increase in consolidated net income of Costa, non-competition compensation of (euro)115,000 per year and certain fringe benefits (including a company car and living accommodations). The employment agreement also contains confidentiality provisions.

The agreement is automatically renewed for an additional year unless either party provides the other with 60 days notice of an intention not to renew. If the agreement is terminated by Costa for reasons other than Mr. Foschi's breach of his obligations under the agreement or because Mr. Foschi is revoked as a director of Costa for cause, or if Mr. Foschi resigns with cause under Italian law or as a result of a change of control of Costa, Mr. Foschi is entitled to a termination payment equal to his annual base salary, the annual non-competition compensation and a bonus equal to the bonus paid the year prior to termination (unless in the case of a change of control an alternative contractual arrangement is entered into with the new controlling group).

Additional long-term compensation information for the directors of Carnival plc for the financial year ended November 30, 2005 is included in the Carnival plc Directors' Remuneration Report, which is attached as Annex B to this proxy statement.

                            EQUITY COMPENSATION PLANS

CARNIVAL CORPORATION

Set forth below is a table that summarizes compensation plans (including individual compensation arrangements) under which Carnival Corporation equity securities are authorized for issuance as of November 30, 2005.

                                                                                                NUMBER OF SECURITIES
                                    NUMBER OF SECURITIES TO      WEIGHTED-AVERAGE          REMAINING AVAILABLE FOR FUTURE
                                    BE ISSUED UPON EXERCISE      EXERCISE PRICE OF      ISSUANCE UNDER EQUITY COMPENSATION
                                    OF OUTSTANDING OPTIONS,     OUTSTANDING OPTIONS,         PLANS (EXCLUDING ECURITIES
         PLAN CATEGORY                WARRANTS AND RIGHTS       WARRANTS AND RIGHTS            REFLECTED IN COLUMN (A))
--------------------------------    ---------------------------------------------------------------------------------------
                                              (A)                       (B)                              (C)

Equity compensation plans
approved by security holders              16,872,865(1)                $39.32                        30,562,296(2)(3)
Equity compensation plans not
approved by security holders                       0                        0                                 0

                                   --------------------------   ---------------------     --------------------------------
Total                                     16,872,865                   $39.32                        30,562,296

-------------

(1) Includes outstanding options to purchase Carnival Corporation common stock under the Carnival Cruise Lines, Inc. 1987 Stock Option Plan, Carnival Corporation 1992 Stock Option Plan, Carnival Corporation 2002 Stock Plan, Carnival Corporation 1993 Outside Directors' Stock Option Plan and Carnival Corporation 2001 Outside Director Stock Plan. Also includes 50,998 restricted stock units outstanding under the Carnival Corporation 2002 Stock Plan.
(2) Includes Carnival Corporation common stock available for issuance as of November 30, 2005 as follows: 2,706,772 under the Carnival Corporation
      Employee Stock Purchase Plan, 27,369,274 under the Carnival Corporation 2002 Stock Plan and 486,250 under the Carnival Corporation 2001 Outside Director Stock Plan. This figure excludes securities reflected in column
      (a).
(3) In addition to options, the Carnival Corporation 2002 Stock Plan and the Carnival Corporation 2001 Outside Director Stock Plan provide for the award of restricted stock without limitation on the number of shares than can be awarded in either form.


CARNIVAL PLC

Set  forth  below is a table  that  summarizes  compensation  plans  (including
individual   compensation   arrangements)   under  which  Carnival  plc  equity
securities are authorized for issuance as of November 30, 2005.

                                                                                                NUMBER OF SECURITIES
                                    NUMBER OF SECURITIES TO      WEIGHTED-AVERAGE          REMAINING AVAILABLE FOR FUTURE
                                    BE ISSUED UPON EXERCISE      EXERCISE PRICE OF      ISSUANCE UNDER EQUITY COMPENSATION
                                    OF OUTSTANDING OPTIONS,     OUTSTANDING OPTIONS,         PLANS (EXCLUDING ECURITIES
         PLAN CATEGORY                WARRANTS AND RIGHTS       WARRANTS AND RIGHTS            REFLECTED IN COLUMN (A))
--------------------------------    ---------------------------------------------------------------------------------------
                                              (A)                       (B)                              (C)

Equity compensation plans
approved by security holders               3,236,385(2)                $38.28                        13,482,407(3)
Equity compensation plans not
approved by security holders                       0                        0                                 0

                                   --------------------------   ---------------------     --------------------------------
Total                                      3,236,385                   $38.28                        13,482,407

-------------
(1) Converted from sterling, if applicable, using the November 30, 2005 exchange rate of $1.73:(pound)1.
(2) Includes outstanding options to purchase Carnival plc ordinary shares under the Carnival plc Executive Share Option Plan and Carnival plc 2005 Employee Share Plan.
(3) In addition to options, the Carnival plc 2005 Employee Share Plan provides for the award of restricted stock without limitation on the number of shares that can be awarded in either form.

                        DEFINED BENEFIT AND OTHER PLANS

CARNIVAL CORPORATION

The following table sets forth the combined estimated pension benefits payable at age 65 (the "Normal Retirement Date"), pursuant to Carnival Corporation's Supplemental Executive Retirement Plan (the "SERP") and Nonqualified Retirement Plan for Highly Compensated Employees (the "Carnival Corporation Retirement Plan").

                                                                  YEARS OF SERVICE
                                  ------------------------------------------------------------------------------
   PAY                                 15               20               25               30               35
----------                        -----------     -----------      -----------      -----------      -----------
$1,750,000                        $   501,507     $   676,507      $   851,507      $   851,507      $   851,507
$2,000,000                        $   576,507     $   776,507      $   976,507      $   976,507      $   976,507
$2,250,000                        $   651,507     $   876,507      $ 1,101,507      $ 1,101,507      $ 1,101,507
$2,500,000                        $   726,507     $   976,507      $ 1,226,507      $ 1,226,507      $ 1,226,507
$2,750,000                        $   801,507     $ 1,076,507      $ 1,351,507      $ 1,351,507      $ 1,351,507
$3,000,000                        $   876,507     $ 1,176,507      $ 1,476,507      $ 1,476,507      $ 1,476,507
$3,250,000                        $   951,507     $ 1,276,507      $ 1,601,507      $ 1,601,507      $ 1,601,507
$3,500,000                        $ 1,026,507     $ 1,376,507      $ 1,726,507      $ 1,726,507      $ 1,726,507

Carnival Corporation established the SERP to provide benefits to a select group of management or highly compensated employees. Currently, only Robert H. Dickinson and Howard S. Frank are eligible to participate. The SERP provides a benefit equal to 50% of cash compensation (as defined in the SERP) reduced proportionately for each year of service less than 25. Mr. Dickinson and Mr. Frank have already satisfied the 25-year service requirement. The SERP provides an early retirement benefit at age 55 after completion of 15 years of service, subject to a reduction of 0.25% for each month that distribution of benefits precedes the participant's Normal Retirement Date. The SERP benefit is offset for any benefit payable under the Carnival Corporation Retirement Plan and for Social Security benefits. The form of payment is either a lump-sum, life annuity (with either a 5-year or 10-year certain benefit) or a joint and survivor annuity for married participants.

A participant's benefits under the Carnival Corporation Retirement Plan are calculated based on an employee's length of service with Carnival Corporation and the average of the participant's five highest consecutive years of compensation (including base pay, overtime, bonuses and commissions) out of the last ten years of service. The eligible compensation with respect to the individuals named in the Summary Compensation Table includes base salary and cash bonuses. The Carnival Corporation Retirement Plan provides an early retirement benefit at age 55 after completion of 15 years of service, subject to a reduction of 0.5% for each month that distribution of benefits precedes the participant's Normal Retirement Date.

The normal form of payment is a straight life annuity with benefits ceasing at the later of the death of the participant or five years from the date of first payment. If the employee is married, pension benefits are presumptively payable on a reduced 50% joint and survivor annuity basis with the employee's spouse as the contingent annuitant. If the employee is not married, pension benefits are paid as a lump sum to the participant's beneficiary or estate, as applicable. For retired or terminated employees, other forms of distribution are available under the Carnival Corporation Retirement Plan.

Credited service for benefit calculation purposes under the Carnival Corporation Retirement Plan is limited to 30 years. As of December 31, 2005, Micky Arison, Robert H. Dickinson and Howard S. Frank each have at least 30 years of credited service. Pier Luigi Foschi and Peter G. Ratcliffe are not eligible for participation in the Carnival Corporation Retirement Plan.

Carnival Corporation has a benefit limitation policy for the Carnival Corporation Retirement Plan consistent with Section 415 of the Internal Revenue Code of 1986 (the "Code") applicable only to Mr. Arison. The annual compensation covered by the Carnival Corporation Retirement Plan for the calendar year 2004 for Mr. Arison is limited to $310,054 (as may be indexed) pursuant to Section 401(a)(17) of the Code. Based on Mr. Arison's level of compensation and his 30 credited years of service, the estimated benefits payable to Mr. Arison at the Normal Retirement Date pursuant to the Carnival

Corporation Retirement Plan is $136,642, currently being the maximum benefit under the plan. The Carnival Corporation Retirement Plan does not reduce benefits on account of Social Security (or any other benefit), other than as reflected in the benefit formula which is integrated with Social Security.

CARNIVAL PLC

Pursuant to the P&O Princess Cruises Pension Scheme (the "UK Scheme"), a UK Inland Revenue approved defined-benefit scheme, participants generally accrue pension rights at a rate of up to 1/60th of final salary for each year of service, although the accrual rate varies by employee. For this purpose, final salary is generally defined as the basic salary received in the final 12 months of service, subject to certain adjustments. Normal retirement age is 63 for general employees and 60 for sea staff and certain senior executives. Additional cash supplements are paid depending on the number of years of pensionable service.

Peter G. Ratcliffe, our only named executive officer who is eligible for pension benefits from Carnival plc, has 34 years of credited service under the UK Scheme. Under the UK Scheme, in the event of compulsory early retirement, or voluntary early retirement after the age of 55, Mr. Ratcliffe would receive a minimum pension of two-thirds of his final salary subject to UK Inland Revenue limits. The estimated annual benefits payable upon retirement to Mr. Ratcliffe under the UK Scheme at the normal retirement age of 60 is $802,933 based on unchanged basic salary.

Additional information with respect to pension plan arrangements for Carnival plc for the financial year ended November 30, 2005 is included in the Carnival plc Directors' Remuneration Report, which is attached as Annex B to this proxy statement.

                      REPORT OF THE COMPENSATION COMMITTEES

Carnival Corporation and Carnival plc are two separate legal entities and, therefore, each has a separate board of directors, each of which in turn has its own Compensation Committee. As there is a single management team, the Compensation Committees (which have three identical members), make one set of determinations in relation to both companies.

This report of the Compensation Committees sets out the compensation policies of the Compensation Committee with respect to the Chief Executive Officer and the four other most highly compensated executive officers for the year ended November 30, 2005, details of whose compensation is set forth under "EXECUTIVE COMPENSATION" in accordance with U.S. Securities and Exchange Commission requirements. Further information on our compensation policies as required under applicable UK law is set out in the Carnival plc Directors' Remuneration Report, which is attached as Annex B to this proxy statement.

The Compensation Committees are responsible for annually approving the cash compensation, including annual performance-related bonuses, payable to the executive officers and for the administration of the Carnival Corporation and Carnival plc equity-based incentive plans.

The Compensation Committee for each of Carnival Corporation and Carnival plc is currently comprised of Modesto A. Maidique, Richard J. Glasier and Sir John Parker, each of whom is independent as defined by the listing standards of the NYSE and the UK Combined Code.

COMPENSATION PHILOSOPHY

The key components of the compensation of the Chief Executive Officer and the other executive officers are base salary, annual performance-related bonus and equity-based incentives. The overall objective is to position the total potential compensation, if performance warrants, at approximately the 75th percentile of a comparable group of U.S. companies (being companies of similar size in the entertainment, hospitality and media industries) (the "Comparative Group"), as well as to provide both short-term rewards and long-term incentives for positive individual and corporate performance.

Carnival Corporation & plc is a global entity with executives working and living in different parts of the world with a majority of senior employees located in the U.S., and most of the remainder in the UK and Italy. As a global entity, it is challenging to establish consistent compensation practices across geographic and corporate lines that satisfy the particular requirements of all jurisdictions. Since the largest presence of executives is in the U.S., U.S. compensation practice shapes our compensation policy. However, the Compensation Committees seek to incorporate UK compensation principles, including those contained in the UK Combined Code, as far as practicable, unless the application of those principles would be uncompetitive in the U.S. or other markets, would result in substantial inconsistencies within the Carnival Corporation & plc group, or would restrict the Carnival Corporation & plc group's ability to transfer executives between brands. The overall remuneration objective is to pay high rewards for the continued delivery of high performance from a modest base salary.

The various components of executive compensation are discussed below.

BASE SALARIES

Overall, the base salaries of the executive officers, including the base salary of the Chief Executive Officer, are set at a level the Compensation Committees believe to be at approximately the 50th percentile of the Comparative Group. The objective is to emphasize the performance-related annual bonus as the most important cash compensation feature of executive compensation as a reward for contributions made towards achieving Carnival Corporation & plc's goals, including profitability.

BONUSES

The bonuses for each of the Chief Executive Officer and the Chief Operating Officer were determined by the Compensation Committees after taking into account the net income of Carnival Corporation & plc, the individual performance of such executives and Carnival Corporation & plc's return on invested capital.

The annual bonuses to the heads of our operating companies are based on the financial performance of their respective operating units. The annual bonus to Robert H. Dickinson is based on the financial performance of Carnival Cruise Lines and determined pursuant to the terms of the Carnival Cruise Lines Management Incentive Plan (the "CCL Plan"). The annual bonus for Peter G. Ratcliffe is based on the financial performance of the brands for which he was responsible during the fiscal year (for 2005 being Cunard Line, Ocean Village, P&O Cruises, P&O Cruises (Australia), P&O Travel, Princess Cruises, Princess Tours and Swan Hellenic). The annual bonus for Pier Luigi Foschi is based on the financial performance of Costa.

EQUITY-BASED INCENTIVES

The third component of Carnival Corporation & plc's executive compensation is comprised of stock-based incentive plans. Whereas the cash bonus payments are intended to reward positive short-term individual and corporate performance, grants under the equity-based plans are intended to provide executives with longer-term incentives, which appreciate in value with the continued favorable future stock price performance of Carnival Corporation & plc. The Compensation Committees approved individual compensation agreements that provide for grants of stock options and/or restricted stock pursuant to the 2002 Stock Plan, the Carnival plc Employee Share Plan and the other equity-based incentive plans described elsewhere in this proxy statement based on the individual performance and responsibilities of the executive officers, taking into account the following:

o The overall financial performance of Carnival Corporation & plc in the previous fiscal year; and

o     The personal contribution that each executive has made to the:

      -     development of a strategy to deliver future growth;
      -     ongoing creation of a competitive cost structure; and
      - overall corporate success of Carnival Corporation & plc through the spread of best practices.

Annual  grants of stock  options or  restricted  shares  pursuant to individual
compensation   agreements  are  subject  to  a  determination  of  satisfactory performance by the Compensation Committees.

OTHER COMPENSATION

Carnival Corporation and Carnival plc have entered into various compensation-related agreements with each of the executive directors and certain individual officers. See "EXECUTIVE COMPENSATION--EXECUTIVE LONG-TERM COMPENSATION AGREEMENTS," "EXECUTIVE COMPENSATION--EMPLOYMENT AGREEMENT" and "EXECUTIVE COMPENSATION--SERVICE AGREEMENT." Such agreements include stock compensation agreements, employment agreements and service agreements. The Compensation Committees and the boards of directors will continue to consider such arrangements in the future in connection with circumstances that warrant an individualized compensation arrangement.

In fiscal 2005, some of Carnival Corporation's executive officers also participated in Carnival Corporation's nonqualified defined benefit pension plan and all were able to participate in Carnival Corporation's nonqualified 401(k)/profit sharing plan. In addition, two of Carnival Corporation's executive officers participated in Carnival Corporation's supplemental executive retirement plan and Peter G. Ratcliffe participated in the Princess Cruises Retirement Savings Plan and the UK Scheme.

ADVISORS

The Compensation Committees engaged an outside compensation consultant, Watson Wyatt Worldwide, to conduct a review of executive remuneration within the Carnival Corporation & plc group. The review provided the Compensation Committees with benchmark data on awards within the Comparative Group on the basis of which the Compensation Committees were able to frame a more definitive compensation policy.

-------------------------------------------------------------------------------
  THE COMPENSATION COMMITTEE                     THE COMPENSATION COMMITTEE
    OF CARNIVAL CORPORATION                             OF CARNIVAL PLC
-------------------------------------------------------------------------------
Modesto A. Maidique, Chairman                  Modesto A. Maidique, Chairman
Richard J. Glasier                             Richard J. Glasier
Sir John Parker                                Sir John Parker

                            STOCK PERFORMANCE GRAPHS

CARNIVAL CORPORATION

The following graph compares the Price Performance of $100 if invested in Carnival Corporation common stock with the Price Performance of $100 if invested in each of the S&P 500 Index, the Dow Jones Industry Group REQ (recreational product and services index) and the FTSE 100 Index. The Price Performance, as used in the Performance Graph, is calculated by assuming $100 is invested at the beginning of the period in Carnival Corporation common stock at a price equal to the market value. At the end of each fiscal year the total value of the investment is computed by taking the number of shares owned, assuming Carnival Corporation dividends are reinvested on an annual basis, times the market price of the shares at the end of each fiscal year.


                    COMPARE 5-YEAR COMULATIVE TOTAL RETURN
                          AMONG CARNIVAL CORPORATION,
                        S&P INDEX AND PEER GROUP INDEX

                             [LINE CHART OMITTED]




                     ASSUMES $100 INVESTED ON DEC. 1, 2000
                          ASSUMES DIVIDENT REINVESTED
                         FISCAL YEAR ENDED NOVEMBER 30


                               2000     2001     2002     2003    2004    2005
                               ----     ----     ----     ----    ----    ----
Carnival Corporation           $100     $117      128     $163    $248    $259
Dow Jones Industry Group/REQ   $100     $ 90     $ 81     $110    $131    $140
S&P 500 Index                  $100     $ 88     $ 73     $ 84    $ 95    $103
FTSE 100 Index                 $100     $ 85     $ 68     $ 71    $ 77    $ 88

CARNIVAL PLC

The following graph compares the Price Performance of $100 invested in Carnival plc ADSs, each representing one ordinary share of Carnival plc (prior to April 17, 2003 each ADS represented four ordinary shares of Carnival plc), with the Price Performance of $100 invested in each of the S&P 500 Index, the Dow Jones Industry Group REQ (recreational product and services index) and the FTSE 100 Index. The Price Performance, as used in the Performance Graph, is calculated by assuming $100 was invested at the beginning of the period in Carnival plc ADSs. The total value of the investment at the end of each subsequent fiscal year is computed by taking the number of ADSs owned, assuming Carnival plc dividends are reinvested on an annual basis, times the market price of ADSs at the end of each fiscal year.


                    COMPARE 5-YEAR COMULATIVE TOTAL RETURN
                            AMONG CARNIVAL PLC ADS,
                        S&P INDEX AND PEER GROUP INDEX

                             [LINE CHART OMITTED]



                     ASSUMES $100 INVESTED ON DEC. 1, 2000
                          ASSUMES DIVIDENT REINVESTED
                         FISCAL YEAR ENDED NOVEMBER 30


                               2000     2001     2002    2003    2004    2005
                               ----     ----     ----    ----    ----    ----
Carnival Corporation           $100     $151     $210    $291    $470    $477
Dow Jones Industry Group/REQ   $100     $ 90     $ 81    $110    $131    $140
S&P 500 Index                  $100     $ 88     $ 73    $ 84    $ 95    $103
FTSE 100 Index                 $100     $ 85     $ 68    $ 71    $ 77    $ 88

            INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM


AUDIT AND NON-AUDIT FEES

PricewaterhouseCoopers LLP were the auditors of Carnival Corporation & plc during 2005 and 2004. Aggregate fees for professional services rendered by PricewaterhouseCoopers LLP for the years ended November 30, 2005 and 2004 are set forth below:

                                     CARNIVAL             CARNIVAL
                                 CORPORATION & PLC    CORPORATION & PLC
                                        2005                2004
                                    (IN MILLIONS)       (IN MILLIONS)
                                 -----------------    -----------------
        Audit Fees                      $3.7                $4.3
        Audit-Related Fees               0.0(1)              0.0(1)
        Tax Fees                         0.2                 0.5
        All Other Fees                   0.1                 0.2
                                 -----------------    -----------------
        Total                           $4.0                $5.0
                                 =================    =================

-------------
(1)   Audit-Related Fees were less than $50,000.

AUDIT FEES for 2005 and 2004 were for professional services rendered for the audits of the Carnival Corporation & plc joint Annual Report on Form 10-K, including our consolidated financial statements, quarterly reviews of our joint Quarterly Reports on Form 10-Q, which include the audits of the Carnival plc UK GAAP annual financial statements, consents, opinions on management's assessment of our effectiveness of internal control over financial reporting in connection with our compliance with Section 404 of the Sarbanes-Oxley Act of 2002, comfort letters, registration statements, statutory audits of various international subsidiaries and other agreed upon procedures. The 2004 audit fees were increased by approximately $400,000 from what was reported last year because these fees were approved after the 2004 proxy statement was filed.

AUDIT-RELATED FEES for 2004 and 2005 were mostly for employee benefit plan audits.

TAX FEES for 2005 and 2004 were for services related to tax compliance and tax planning.

ALL OTHER FEES for 2005 and 2004 were primarily for actuarial services and employee benefit plan consulting and Immigration and Naturalization Service certifications.

All of the services described above were approved by the Audit Committees, and in doing so, the Audit Committees did not rely on the DE MINIMIS exception set forth in Rule 2-01(c)(7)(i)(C) under Regulation S-X.


POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM

In December 2003, the Audit Committees adopted Key Policies and Procedures which address, among other matters, pre-approval of audit and permissible non-audit services provided by the independent registered certified public accounting firm. The Key Policies and Procedures require that all services to be provided by the independent registered certified public accounting firm must be approved by the Audit Committees. The Audit Committees consider whether the services requested are consistent with the rules of the U.S. Securities and Exchange Commission on auditor independence.

                         REPORT OF THE AUDIT COMMITTEES

Carnival Corporation and Carnival plc are two separate legal entities and, therefore, each has a separate board of directors, each of which in turn has its own Audit Committee. In accordance with their charter, each Audit Committee assists the relevant board of directors in carrying out its oversight of:

o     the integrity of the relevant financial statements;

o     the company's compliance with legal and regulatory requirements;

o     the auditors' qualifications and independence; and

o the performance of the company's internal audit functions and independent auditors.

Both Audit Committees are subject to the audit committee independence requirements under the corporate governance standards of the NYSE and relevant U.S. Securities and Exchange Commission rules, and the Audit Committee of Carnival plc is also subject to the requirements of the UK Combined Code. The two Audit Committees have identical members and each currently consists of five independent (as defined by the listing standards of the NYSE currently in effect and the UK Combined Code), non-employee directors. Each board of directors has determined that Stuart Subotnick is both "independent" and an "audit committee financial expert," as defined by SEC rules. In addition, the board of Carnival plc has determined that Stuart Subotnick has "recent and relevant financial experience" for purposes of the UK Combined Code.

Management has primary responsibility for Carnival Corporation & plc's financial reporting process, including its system of internal control, and for the preparation of consolidated financial statements. Carnival Corporation & plc's independent auditors are responsible for performing an independent audit of those financial statements and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles. The Audit Committees are responsible for monitoring and overseeing the financial reporting process and the preparation of consolidated financial statements and for supervising the relationship between Carnival Corporation & plc and its independent auditors, as well as reviewing the group's systems of internal controls and compliance with the group Code of Business Conduct and Ethics. The Audit Committees have met and held discussions with management of Carnival Corporation & plc and the independent auditors. In this context, management represented to the Audit Committees that Carnival Corporation & plc's consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles.

The Audit Committees (i) reviewed and discussed Carnival Corporation & plc's audited consolidated financial statements for the year ended November 30, 2005 with Carnival Corporation & plc's management and with Carnival Corporation & plc's independent auditors; (ii) discussed with Carnival Corporation & plc's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61; and (iii) received the written disclosures and the letter from Carnival Corporation & plc's independent accountants required by Independence Standards Board Statement No. 1 (Independence Discussions with Audit Committees) and discussed with Carnival Corporation & plc's independent auditors the independent auditor's independence. The Audit Committees also considered whether the provision to the relevant entity by the independent auditors of non-audit services was compatible with maintaining the independence of the independent auditors. Based on the reviews and discussions described above, the Audit Committees recommended to the boards of directors that the audited consolidated financial statements of Carnival Corporation & plc be included in Carnival Corporation & plc's Annual Report on Form 10-K for the year ended November 30, 2005 for filing with the U.S. Securities and Exchange Commission.

            THE AUDIT COMMITTEE                      THE AUDIT COMMITTEE
          OF CARNIVAL CORPORATION                      OF CARNIVAL PLC
      ---------------------------------       ---------------------------------
          Stuart Subotnick, Chairman             Stuart Subotnick, Chairman
          Richard G. Capen, Jr.                  Richard G. Capen, Jr.
          Arnold W. Donald                       Arnold W. Donald
          Richard J. Glasier                     Richard J. Glasier
          Sir John Parker                        Sir John Parker

                    TRANSACTIONS OF MANAGEMENT AND DIRECTORS

TRANSACTIONS WITH MICKY ARISON. Micky Arison, our Chairman and Chief Executive Officer is also the Chairman, President and the indirect sole shareholder of FBA II, Inc., the sole general partner of Miami Heat Limited Partnership ("MHLP"), the owner of the Miami Heat, a professional basketball team. He is also the indirect sole shareholder of Basketball Properties, Inc., the sole general partner of Basketball Properties, Ltd. ("BPL"), the manager and operator of AmericanAirlines Arena. Pursuant to a five-year advertising and promotion agreement between Carnival Cruise Lines, MHLP and BPL effective July 2004, Carnival Cruise Lines paid an aggregate of $264,000 in fiscal 2005 for the advertising and promotion of Carnival Cruise Lines during Miami Heat games and other events held at the AmericanAirlines Arena, located in Miami, Florida.

Carnival Cruise Lines also agreed to become the title sponsor of a Hurricane Katrina Relief Benefit Game between the Miami Heat and the San Antonio Spurs held at the AmericanAirlines Arena in October 2005. In becoming the title sponsor of the game, Carnival Cruise Lines agreed to purchase all of the tickets that remained unsold six days prior to the event. Carnival's ticket purchase guaranteed that the game was sold out, ensuring that the donation to the Hurricane Katrina relief efforts topped the $1 million mark. As a result of this sponsorship, Carnival Cruise Lines received substantial promotional benefits associated with the event and related media coverage. Ultimately, Carnival Cruise Lines purchased approximately 7,600 tickets to the event for $499,977. The tickets were distributed to Carnival Cruise Lines employees and several local community groups, schools and other organizations. The Miami Heat donated 100% of the proceeds from the game, both the ticket and concession revenue, to hurricane relief charities, including the American Red Cross.

In addition, in October 2004 Carnival Corporation entered into a seven-year agreement with BPL for the use of six courtside lounge seats at the Miami Heat games played at the AmericanAirlines Arena and other public events at the arena. Under the agreement, Carnival Corporation agreed to pay $180,000 per year for the first five years, plus taxes, subject to a 5% increase in years six and seven.

TRANSACTIONS WITH THE TED ARISON FAMILY FOUNDATION USA, INC. Shari Arison (Micky Arison's sister) is the Chairman of the Board of Trustees and President of the Ted Arison Family Foundation USA, Inc. (the "Foundation"), a charitable foundation established by Carnival Corporation's founder, Ted Arison. Carnival Corporation leases approximately 100 square feet of office space to the Foundation and employs one of its employees. During fiscal 2005, Carnival Corporation received approximately $132,000 from the Foundation for both lease payments and for all costs incurred by Carnival Corporation related to this employee. It is expected that Carnival Corporation will continue these arrangements with the Foundation in the future.

REGISTRATION RIGHTS. Pursuant to a letter agreement (the "Trust Registration Rights Agreement") dated July 11, 1989, Carnival Corporation granted to the Ted Arison Irrevocable Trust (the "Irrevocable Trust") and the Arison Children's Irrevocable Trust (the "Children's Trust," and together with the Irrevocable Trust, the "Trusts") certain registration rights with respect to certain shares of Carnival Corporation common stock held for investment by the Trusts (the "Shares"). The beneficiaries of the Trusts included the children of Ted Arison, including Micky Arison, our Chairman of the boards and Chief Executive Officer, and Shari Arison, a major shareholder. Effective December 26, 1991, the Children's Trust was divided into three separate continued trusts, including continued trusts for Micky Arison, Shari Arison and Michael Arison.

Under the Trust Registration Rights Agreement, Carnival Corporation has granted the Trusts demand and piggyback registration rights. Carnival Corporation is not required to effect any demand registration unless all of the Shares owned by either of the Trusts are included in the demand. Carnival Corporation has agreed to bear all expenses relating to such demand and piggyback registrations, except for fees and disbursements of counsel for the Trusts, selling costs, underwriting discounts and applicable filing fees.

Under a registration rights agreement dated June 14, 1991 (the "Arison Registration Rights Agreement"), Carnival Corporation granted certain registration rights to Ted Arison with respect to certain shares of common stock beneficially owned by him (the "Arison Shares") in consideration for $10,000. The registration rights were held by the Estate of Ted Arison. The Estate of Ted Arison subsequently transferred the Arison Shares to the Nickel 1997 Irrevocable Trust (formerly known as The 1997 Irrevocable Trust of Micky Arison), the Artsfare 1992 Irrevocable Trust (formerly known as the Ted Arison 1992 Irrevocable Trust for Lin No. 2) and the Eternity Four Trust (formerly known as the Ted Arison 1994 Irrevocable Trust for Shari No. 1) (collectively, the "Family Trusts"). The Arison Registration Rights Agreement provides for demand and piggyback registration rights. Carnival Corporation has agreed to bear all expenses relating to such demand and piggyback registrations, except for fees and disbursements of counsel for the Family Trusts, selling costs, underwriting discounts and applicable filing fees.

AGREEMENTS WITH KIRK LANTERMAN. On December 1, 2004, HAL entered into a letter agreement with Mr. Lanterman regarding the terms of his employment for the month of December 2004 (the "December Employment Agreement"). Pursuant to the December Employment Agreement, Mr. Lanterman was paid $62,500, less applicable taxes and other standard deductions, including, but not limited to, medical insurance premiums and previously authorized 401(k) contributions, if any. In accordance with the December Employment Agreement, Mr. Lanterman resigned as a HAL employee effective December 31, 2004.

In 1999 and years prior thereto, A. Kirk Lanterman deferred receipt of a portion of his annual bonus. In exchange, Carnival Corporation and Mr. Lanterman entered into a Retirement and Consulting Agreement, which provides that Carnival Corporation will pay him the deferred bonus amounts plus interest in monthly installments over the 15 years following his retirement. During fiscal 2005, Carnival Corporation paid Mr. Lanterman approximately $1.8 million under the terms of his Retirement and Consulting Agreement.

HAL entered into an 11-month Consulting Agreement (the "Consulting Agreement") with Mr. Lanterman. The initial term of the Consulting Agreement was from January 1, 2005 through November 30, 2005, and was automatically renewed for one additional year. Under the terms of the Consulting Agreement, Mr. Lanterman will have the title of "Chairman" of HAL, which shall be a non-executive title. During the term of the Consulting Agreement, Mr. Lanterman will provide such consulting services and other assistance as may be required by HAL's President on strategic, financial and historical analyses and other various services that are specified by HAL's President, up to a maximum of 1,000 hours annually.

During fiscal 2005, Mr. Lanterman received compensation of approximately $722,000 under the terms of the Consulting Agreement. He does not participate in any incentive compensation plans offered by HAL or any affiliate of HAL, but is eligible for medical and dental insurance and certain other benefits. The Consulting Agreement contains confidentiality and indemnification provisions and may be terminated by HAL for good cause or upon the death or disability of Mr. Lanterman. HAL has also agreed to indemnify Mr. Lanterman from any losses arising from his provision of the consulting services subject to the Consulting Agreement, subject to customary exceptions. At the end of the term of the Consulting Agreement, no further severance or other payments shall be provided to Mr. Lanterman, except as set forth in the Retirement and Consulting Agreement between Mr. Lanterman and HAL as discussed above.

TRANSACTIONS WITH CRUISE SPECIALISTS. Until January 2005, Janet Olczak Lanterman, the wife of A. Kirk Lanterman, one of our directors and a former executive officer, was the owner of a travel agency located in Seattle, Washington, named Cruise Specialists. Under the laws of the State of Washington, Ms. Lanterman's ownership interest in Cruise Specialists was her separate property and, accordingly, Mr. Lanterman did not have any ownership interest in the agency. Cruise Specialists sells cruises and other similar products for various travel providers, including us, under arrangements that are common throughout the travel industry, whereby Cruise Specialists receives a commission based on sales generated. From December 1, 2004 to December 31, 2004, Cruise Specialists generated approximately $1.14 million of gross revenues for Carnival Corporation & plc. In connection with such revenues, Cruise Specialists received from Carnival Corporation & plc approximately $293,000 in commissions and other marketing incentives. Carnival Corporation and Carnival plc believe that the terms and conditions of the agreement with Cruise Specialists were no less favorable to Carnival Corporation & plc than those terms and conditions available for comparable transactions with unaffiliated persons.

BROTHER OF ROBERT H. DICKINSON. Carnival Cruise Lines entered into an agreement with Waste Management National Services, Inc. ("WMNS") for the analytical, management, collection, transportation, disposal and recycling services for certain wastes generated or accumulated by its vessels in U.S. and foreign ports. We have been advised that John Dickinson, the brother of Robert H. Dickinson (President and Chief Executive Officer of Carnival Cruise Lines and a member of our boards of directors), served as a consultant to WMNS in connection with the negotiation of this agreement and receives fees based on

Carnival Cruise Lines' usage of WMNS under the agreement. During fiscal 2005, Carnival Cruise Lines paid approximately $3.3 million to WMNS for their services. John Dickinson advised us that he received approximately $37,000 during fiscal 2005 from WMNS.

SON OF PIER LUIGI FOSCHI. The son of Pier Luigi Foschi, one of our executive officers and a director, is a minority partner in Studio Biscozzi-Nobili, an Italian tax consulting firm, which is retained from time to time to provide tax advice to Costa, one of Carnival plc's subsidiaries. During fiscal 2005, Costa paid approximately $184,000 to Studio Biscozzi-Nobili for providing such services to Costa.

TRANSACTIONS WITH AFFILIATED ENTITIES. Carnival Corporation & plc has adopted a policy of dealing with affiliated entities on an arm's-length basis and Carnival Corporation & plc may not engage in business transactions with any affiliate on terms and conditions less favorable to Carnival Corporation & plc than terms and conditions available at the time for comparable transactions with unaffiliated persons. All contracts between us and an entity in which a director or senior employee of Carnival Corporation & plc has an interest must be approved by the boards of directors.

                             CARNIVAL CORPORATION

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 19, 2006

The undersigned shareholders of Carnival Corporation hereby revoke all prior proxies and appoint Micky Arison and Arnaldo Perez, and each of them, proxies and attorneys in fact, each with full power of substitution, with all the powers the undersigned would possess if personally present, to vote all shares of common stock of Carnival Corporation which the undersigned is entitled to vote at the annual meeting of shareholders to be held on April 19, 2006 or any postponement or adjournment of the annual meeting.

Please mark your vote as indicated in this example:   [X]

A vote "FOR" Proposals 1 through 8 is recommended by the Board of Directors.


1.       To vote for the election of the following nominees:

         Micky Arison, Ambassador Richard G. Capen, Jr., Robert H. Dickinson, Arnold W. Donald, Pier Luigi Foschi, Howard S. Frank, Richard J. Glasier, Baroness Hogg, A. Kirk Lanterman, Modesto A. Maidique, Sir John Parker, Peter G. Ratcliffe, Stuart Subotnick and Uzi Zucker.

FOR all nominees                                        [ ]

WITHHOLD all nominees                                   [ ]

WITHHOLD authority to vote for any individual nominees  [ ]

(INSTRUCTION: To WITHHOLD authority to vote any individual nominees, write that nominee's name on the line below.)

______________________________________________________

2. To re-appoint PricewaterhouseCoopers LLP as independent auditors for Carnival plc and to ratify the selection of PricewaterhouseCoopers LLP as independent registered certified public accounting firm for Carnival Corporation.

FOR               AGAINST           ABSTAIN
[ ]                 [ ]               [ ]

3. To authorize the Audit Committee of Carnival plc to agree the remuneration of the independent auditors.

FOR               AGAINST           ABSTAIN
[ ]                 [ ]               [ ]

4. To receive the accounts and reports for Carnival plc for the financial year ended November 30, 2005.

FOR               AGAINST           ABSTAIN
[ ]                 [ ]               [ ]

5.       To approve the directors' remuneration report of Carnival plc.

FOR               AGAINST           ABSTAIN
[ ]                 [ ]               [ ]

6.       To approve limits on the authority to allot shares by Carnival plc.

FOR               AGAINST           ABSTAIN
[ ]                 [ ]               [ ]

7.       To approve the disapplication of pre-emption rights for Carnival plc.

FOR               AGAINST           ABSTAIN
[ ]                 [ ]               [ ]

8. To approve a general authority for Carnival plc to buy back Carnival plc ordinary shares in the open market.

FOR               AGAINST           ABSTAIN
[ ]                 [ ]               [ ]

9. In their discretion, the proxies are authorized to vote upon such other business as may come before the annual meeting, or any adjournment(s) thereof.

I will be attending the annual meeting [ ]. Print name below.

_____________________________________


PERSONS WHO DO NOT INDICATE ATTENDANCE AT THE ANNUAL MEETING ON THIS PROXY CARD WILL BE REQUIRED TO PRESENT PROOF OF STOCK OWNERSHIP TO ATTEND.

The shares represented by this Proxy will be voted as specified herein. If not otherwise specified, such shares will be voted by the proxies FOR Proposals 1 through 8.

  Signature_______________________ Signature______________________________
                                             (Please sign exactly as name
                                             appears above.)

Dated: _______________________________, 2006

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Carnival plc logo Annual General Meeting               [GRAPHIC OMITTED]
                                                       [LOGO - SHAREVOTE CO. UK]

Name of Shareholder(s)

REFERENCE NUMBER                CARD I.D               ACCOUNT NUMBER
   2233 4455                    2715 0102                  XXXXXX


I/We, hereby appoint The Chairman of the meeting, or
                                                    __________________________

to attend and vote on my/our behalf at the Annual General Meeting of Carnival plc (the Company) to be held on Wednesday, April 19, 2006 and at any adjournment of the meeting. I would like my proxy to vote on the resolutions proposed at the meeting as indicated on this form.

PLEASE INDICATE YOUR VOTE BY MARKING THE APPROPRIATE BOXES IN BLACK INK LIKE
THIS:                                                                       [X]

                                               RESOLUTION  FOR  AGAINST WITHHELD

1.  To re-elect Micky Arison as a director of
    Carnival Corporation and Carnival plc          [_]     [_]        [_]

2.  To re-elect Ambassador Richard G. Capen,
    Jr. as a director of Carnival Corporation
    and Carnival plc                               [_]     [_]        [_]

3.  To re-elect Robert H. Dickinson as a
    director of Carnival Corporation and
    Carnival plc                                   [_]     [_]        [_]

4.  To re-elect Arnold W. Donald as a director
    of Carnival Corporation and Carnival plc       [_]     [_]        [_]

5.  To re-elect Pier Luigi Foschi as a director
    of Carnival Corporation and Carnival plc       [_]     [_]        [_]

6.  To re-elect Howard S. Frank as a director
    of Carnival Corporation and Carnival plc       [_]     [_]        [_]

7.  To re-elect Richard J. Glasier as a
    director of Carnival Corporation and
    Carnival plc                                   [_]     [_]        [_]

8.  To re-elect Baroness Hogg as a director of
    Carnival Corporation and Carnival plc          [_]     [_]        [_]

9.  To re-elect A. Kirk Lanterman as a director
    of Carnival Corporation and Carnival plc       [_]     [_]        [_]

10. To re-elect Modesto A. Maidique as a
    director of Carnival Corporation and
    Carnival plc                                   [_]     [_]        [_]

11. To re-elect Sir John Parker as a director
    of Carnival Corporation and Carnival plc       [_]     [_]        [_]

12. To re-elect Peter G. Ratcliffe as a
    director of Carnival Corporation and
    Carnival plc                                   [_]     [_]        [_]

13. To re-elect Stuart Subotnick as a director
    of Carnival Corporation and Carnival plc       [_]     [_]        [_]

14. To re-elect Uzi Zucker as a director of
    Carnival Corporation and Carnival plc          [_]     [_]        [_]

15. Re-appointment of Carnival plc's
    independent auditors and ratification of
    Carnival Corporation's independent
    registered certified public accountants        [_]     [_]        [_]

16. Authorisation of Carnival plc's audit
    committee to agree the remuneration of the
    independent auditors                           [_]     [_]        [_]

17. Receiving the annual accounts and reports
    of Carnival plc                                [_]     [_]        [_]

18. Approval of Carnival plc directors'
    remuneration report                            [_]     [_]        [_]

19. Renewal of Carnival plc Section 80
    authority                                      [_]     [_]        [_]

20. Renewal of Carnival plc Section 89
    authority                                      [_]     [_]        [_]

21. Authorise Carnival plc to make market
    purchases of ordinary shares of US$1.66
    each in the capital of Carnival plc            [_]     [_]        [_]

Signature                               Date

_____________________________________          ___________________________

This card should not be used for any comments, ___________ _______________ change of address, or other queries. Please
send separate instruction.                       Form ID      2715-010-3
                                               ___________  _______________

 {Logo}
                                       Admission Card
Carnival                            Annual General Meeting -
                               Wednesday April 19, 2006 at 10:00 a.m.
                            Venue: The Biltmore Hotel, 1200 Anastasia
                                Avenue, Coral Gables, Florida 33134,
                                    United States of America

NAME OF  SHAREHOLDER.
ADDRESS OF SHAREHOLDER.
ADDRESS OF SHAREHOLDER.
ADDRESS OF SHAREHOLDER.
ADDRESS OF SHAREHOLDER.

________________________
MAP




________________________
                                A1234567

If you come to the meeting please bring this card with you. It is evidence of your right to attend and vote at the Meeting and will help you gain admission as quickly as possible. Please also see overleaf.

NOTES:
1. A shareholder entitled to attend and vote at the meeting may appoint one or more proxies to attend and (on a poll) vote instead of him. All of the proposed resolutions will be voted on a poll. A proxy need not be a shareholder of the Company.

2. To be valid, your signed and dated proxy form must be completed, signed and deposited together with any power of attorney or authority under which it is signed or a certified copy of such power of attorney or authority (whether delivered personally or by post), at the offices of the Company's registrars, Lloyds TSB Registrars, The Causeway, Worthing, West Sussex, BN99 6AN as soon as possible and no later than 10:00 a.m. on April 17, 2006. In the case of a corporation, the proxy form should be exercised under its common seal and/or the hand of a duly authorised officer or person. When two or more valid proxy appointments are delivered or received in respect of the same share for use at the same meeting, the one which was executed last shall be treated as replacing and revoking the others in their entirely as regards that share. If the Company is unable to determine which was executed last, none of them shall be valid in respect of that share.

3. The "Vote Withheld" box is provided to enable you to abstain on any particular resolution. However, it should be noted that a "vote withheld" is not a vote in law and will not be counted in the calculation of the proportion of votes "for" and "against" a resolution but will be counted to establish if a quorum is present.

4. If you would like to submit your proxy vote via the Internet, you can do so by accessing the WWW.SHAREVOTE.CO.UK website. To do this you will need to use the Reference Number, Card ID and Account Number which are given opposite. Alternatively CREST members can submit their proxy through the CREST Electronic Proxy Appointment Service (ID7RA01).

5. Only those shareholders registered on the register of members of the Company at 11:00 p.m. on April 17, 2006 shall be entitled to attend or vote at the meeting in respect of the number of shares registered in their name at that time. Changes to the entries on the register of members after 11.00 p.m. on April 17, 2006 shall be disregarded in determining the rights of any person to attend or vote at the meeting.

6. In the case of joint registered holders, the signature of one holder on a proxy card will be accepted and the vote of the senior holder who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders. For this purpose, seniority shall be determined by the order in which the names stand on the register of members of the Company in respect of the relevant joint holding.

7. To appoint one or more proxies or to give an instruction to a proxy (whether previously appointed or otherwise) via the CREST system, CREST messages must be received by the issue's agent (ID number 7RA01) by 10:00 a.m. on April 17, 2006. For this purpose, the time of receipt will be taken to be the time (as determined by the timestamp generated by the CREST System) from which the issuer's agent is able to retrieve the message. The Company may treat as invalid a proxy appointment sent by CREST in the circumstances set out in Regulation 35(5)(a) of the Uncertificated Securities Regulations 2001.

8. Return of this form of proxy will not prevent a registered shareholder from attending the meeting and voting in person.

9. If in respect of any resolution you have not given specific your proxy should vote, your proxy will have discretion to vote on that resolution, in respect of your total holding, as they see fit. Your proxy will also have discretion to vote as they see fit on any other business which may properly come before the meeting, including amendments to resolutions, and at any adjournment of the meeting.

POLL CARD
PLEASE BRING THIS CARD WITH YOU TO THE MEETING. DO NOT POST THIS CARD TO THE REGISTRAR.

------------------------------------------------------------ ------- ------- --------
      RESOLUTIONS                                              For    Against Withheld
------------------------------------------------------------ ------- ------- --------
1   To re-elect Micky Arison as a director of Carnival
    Corporation and Carnival plc
--- -------------------------------------------------------- ------- ------- --------
2   To re-elect Ambassador Richard G. Capen, Jr. as a
    director of Carnival Corporation and Carnival plc
--- -------------------------------------------------------- ------- ------- --------
3   To re-elect Robert H. Dickinson as a director of
    Carnival Corporation and Carnival plc
--- -------------------------------------------------------- ------- ------- --------
4   To re-elect Arnold W. Donald as a director of Carnival
    Corporation and Carnival plc
--- -------------------------------------------------------- ------- ------- --------
5   To re-elect Pier Luigi Foschi as a director of
    Carnival Corporation and Carnival plc
--- -------------------------------------------------------- ------- ------- --------
6   To re-elect Howard S. Frank as a director of Carnival
    Corporation and Carnival plc
--- -------------------------------------------------------- ------- ------- --------
7   To re-elect Richard J. Glasier as a director of
    Carnival Corporation and Carnival plc
--- -------------------------------------------------------- ------- ------- --------
8   To re-elect Baroness Hogg as a director of Carnival
    Corporation and Carnival plc
--- -------------------------------------------------------- ------- ------- --------
9   To re-elect A. Kirk Lanterman as a director of
    Carnival Corporation and Carnival plc
--- -------------------------------------------------------- ------- ------- --------
10  To re-elect Modesto A. Maidique as a director of
    Carnival Corporation and Carnival plc
--- -------------------------------------------------------- ------- ------- --------
11  To re-elect Sir John Parker as a director of Carnival
    Corporation and Carnival plc
--- -------------------------------------------------------- ------- ------- --------
12  To re-elect Peter G. Ratcliffe as a director of
    Carnival Corporation and Carnival plc
--- -------------------------------------------------------- ------- ------- --------
13  To re-elect Stuart Subotnick as a director of Carnival
    Corporation and Carnival plc
--- -------------------------------------------------------- ------- ------- --------
14  To re-elect Uzi Zucker as a director of Carnival
    Corporation and Carnival plc
--- -------------------------------------------------------- ------- ------- --------
15  Re-appointment of Carnival plc's independent auditors
    and ratification of Carnival Corporation's independent
    registered certified public accountants
--- -------------------------------------------------------- ------- ------- --------
16  Authorisation of Carnival plc's audit committee to
    agree the remuneration of the independent auditors
--- -------------------------------------------------------- ------- ------- --------
17  Receiving the annual accounts and reports of Carnival
    plc
--- -------------------------------------------------------- ------- ------- --------
18  Approval of Carnival plc directors' remuneration report
--- -------------------------------------------------------- ------- ------- --------
19  Renewal of Carnival plc Section 80 authority
--- -------------------------------------------------------- ------- ------- --------
20  Renewal of Carnival plc Section 89 authority
--- -------------------------------------------------------- ------- ------- --------
21  Authorise Carnival plc to make market purchases of
    ordinary shares of US$1.66 each in the capital of
    Carnival plc
--- -------------------------------------------------------- ------- ------- --------



Name:____________________________________

Signature:_________________________________

____________________                                                    111

RESPONSE LICENCE No.
       SEA7143
____________________

                             ___________________

                                  BARCODE
                             ___________________

                             LLOYDS TSB REGISTRARS
                             THE CAUSEWAY
                             WORTHING
                             BN99 6AN